UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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LIME ENERGY CO.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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LIME ENERGY CO.
(Name of Registrant as Specified In Its Charter)

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16810 Kenton Drive, Suite 240

Huntersville, NC 28078

April 30, 2015

Dear Fellow Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2015 Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Thursday, June 18, 2015, at the Chicago Club, 81 E Van Buren Street, Chicago, Illinois. The formal notice of the Annual Meeting appears on the following page.

The attached Notice of Annual Meeting and Proxy Statement contain detailed information about the matters that we expect to act upon at the Annual Meeting.

Please sign, date and specify your choices on the enclosed proxy card and promptly return it in the enclosed business reply envelope. This will help insure that your shares are represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting. If you attend the meeting, you may revoke your proxy and personally cast your vote.

We look forward to seeing you at the Annual Meeting and urge you to return your proxy card as soon as possible.

Sincerely,

Lime Energy Co.

C. Adam Procell

President and Chief Executive Officer

LIME ENERGY CO.

16810 Kenton Drive, Suite 240

Huntersville, NC 28078

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held June 18, 2015

The Annual Meeting of Stockholders of Lime Energy Co. will be held at the Chicago Club, 81 E Van Buren Street, Chicago, Illinois at 9:00 a.m. local time, on Thursday, June 18, 2015, for the following purposes:

1.                                      To elect seven directors to our Board of Directors;

2.                                      To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year 2015; and

3.                                      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

In addition, information is provided regarding the following actions, which were previously adopted by written consent:

4.                                      Approval of an amendment to our 2010 Non-Employee Directors Stock Plan increasing the maximum number of shares of common stock currently available for awards under the Plan from 250,000 to 500,000 shares; and

5.                                      Approval of the 2015 Employee Stock Purchase Plan.

Holders of approximately 74.6% of the voting power represented by our outstanding shares of common stock and Series C Convertible Preferred Stock have agreed to vote in favor of Proposals 4 and 5.  In addition, Proposals 4 and 5 have been adopted in an action by written consent by the holders of a majority of our common stock and Series C Convertible Preferred Stock.  As such, we are not asking holders of common stock for a proxy as to Proposals 4 and 5 and such holders are not requested to send us a proxy regarding the proposals.  Information regarding Proposals 4 and 5 is provided to holders of common stock for informational purposes and as notice of actions taken by written consent.

You can vote at the Annual Meeting in person or by proxy if you were a stockholder of record at the close of business on April 20, 2015.  You may revoke your proxy at any time prior to its exercise at the Annual Meeting.

We are electronically disseminating Annual Meeting materials to our stockholders, as permitted under the “Notice and Access” rules approved by the Securities and Exchange Commission.  Stockholders who have not opted out of Notice and Access will receive a Notice of Internet Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the Internet.  The Notice also provides instructions on how to obtain paper copies if preferred.

By Order of the Board of Directors,

Richard P. Kiphart
Chairman of the Board of Directors

Huntersville, North Carolina

April 30, 2015

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on June 18, 2015:

The Notice of Annual Meeting, Proxy Statement and our 2014 Annual Report are Available

Electronically at https://materials.proxyvote.com/53261U.

PROXY STATEMENT

i

ii

LIME ENERGY CO.

16810 Kenton Drive, Suite 240

Huntersville, NC 28078

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held Thursday, June 18, 2015

GENERAL INFORMATION

This proxy statement and the enclosed proxy card are being furnished to our stockholders in connection with the solicitation of proxies by the Board of Directors of Lime Energy Co., a Delaware corporation, for use at our Annual Meeting of Stockholders to be held at the Chicago Club, 81 E Van Buren Street, Chicago, Illinois at 9:00 a.m. local time, on Thursday, June 18, 2015, and any adjournments thereof. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about April 30, 2015.

A copy of our 2014 Annual Report on Form 10-K for the year ended December 31, 2014 has been mailed to you. Our proxy statement for the Meeting and the 2014 Annual Report on Form 10-K can be viewed on our website at https://materials.proxyvote.com/53261U.

We use the terms “Lime Energy,” the “Company,” “we,” “our” and “us” in this proxy statement to refer to Lime Energy Co. and its consolidated subsidiaries, unless the context otherwise requires.

Solicitation

The cost of this proxy solicitation will be borne by Lime Energy. We may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at our expense. Those banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by us for their reasonable out-of-pocket expenses of solicitation. We do not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.  In addition to soliciting proxies by mail, we and our directors, officers and regular employees may also solicit proxies personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or other regular employees for such services.

Record Date and Outstanding Shares

Our Board of Directors fixed the close of business on April 20, 2015, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof (the “Record Date”). As of April 20, 2015, we had 9,545,990 shares of common stock with voting rights as to certain matters outstanding.  Each outstanding share of common stock on such date is entitled to one vote on each matter to be voted on at the Annual Meeting.

In addition to the holders of our common stock, the holders of our Series C Convertible Preferred Stock (“Series C Stock”) will be entitled to vote on the Proposals.  Each holder of Series C Stock is entitled to cast approximately 416.66 votes per share on any matter presented to our stockhold ers, in each case voting together as a single class with holders of our common stock, except as provided by law or by the provisions of our Certificate of Incorporation.  As of April 20, 2015, there were 10,000 shares of Series C Stock outstanding.  The holder of Series C Stock, therefore, will be entitled to cast 4,166,666 votes on the Proposals, together with the 9,545,990 shares of common stock outstanding.

Required Vote

The vote of a majority of the voting power of the stockholders present, in person or by proxy, at the Annual Meeting and entitled to vote, a quorum being present, is required to elect the nominees to the Board of Directors (excepting the directors elected by Bison as holder of the Series C Stock, as further described in Proposal 1) and to ratify the appointment of our independent auditors (Proposal 2).  Stockholders do not have any rights to cumulate their votes in the election of directors.

Quorum; Abstentions and Broker Non-Votes

The required quorum for transaction of business at the Annual Meeting will be a majority of the voting power represented by shares of the capital stock of the Company issued, outstanding and entitled to vote at the Annual Meeting as of the Record Date.  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the Annual Meeting.  Abstentions will have the effect of a vote against the election of the nominees to the Board of Directors and a vote to ratify the appointment of our independent auditors.  Broker non-votes will not be counted, and therefore will have no effect on the outcome of the election of directors or the ratification of our independent auditors.

If you own shares through a bank, broker, or other holder of record, you must instruct your bank, broker, or other holder of record how to vote in order for them to vote your shares so that your vote can be counted.  Unless you provide voting instructions to any broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on any of the matters to be considered at the annual meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Voting of Proxies; Revocability of Proxies

Our Board of Directors selected Ms. Anne Berg and Mr. Richard Heidrich, the persons named as proxies on the proxy card accompanying this proxy statement, to serve as proxies. Ms. Berg is our general counsel and assistant secretary and Mr. Heidrich is our associate vice president of program design. The shares of common stock represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, the proxy will be voted in accordance with the recommendations of the Board of Directors contained in this proxy statement.

All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting.

You can revoke a proxy you have given at any time before the shares it represents are voted by giving our secretary either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, you may change or revoke a previously executed proxy by voting in person at the Annual

Meeting. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy.

Interest of Certain Officers and Directors in Matters to be Acted Upon

On December 23, 2014, the Company entered into a Securities Purchase Agreement (the “Series C Purchase Agreement”) with Bison Capital Partners IV, L.P. (“Bison”) (the transactions contemplated by the Series C Purchase Agreement, collectively, the “Bison Transaction”).  Pursuant to the Certificate of Designation (the “Series C Certificate of Designation”) filed in connection with the Bison Transaction (as more fully described below under “Transactions with Related Persons, Promoters and Control Persons”), Bison, as holder of all of the outstanding shares of Series C Stock, is entitled to elect two directors to the Company’s Board of Directors. In connection with the Bison Transaction, the Company, Bison, Richard Kiphart and The John Thomas Hurvis Revocable Trust entered into a Shareholder and Investor Rights Agreement dated as of December 23, 2014 (the “Bison Shareholder Agreement”).  The Bison Shareholder Agreement provides Bison with operational consent rights and director appointment rights that apply so long as Bison holds at least five percent (5%) of the total voting power of the Company.  To the extent that the holders of Series C Stock are no longer entitled to elect at least one director under the Series C Certificate of Designation, the stockholders of the Company party to the Bison Shareholder Agreement have agreed to vote in favor of Bison’s director appointees.  The Bison Shareholder Agreement entitles Bison to appoint one director to the Company’s Compensation Committee and any new board committee that is established other than the Audit Committee or the Governance and Nominating Committee, and also entitles Bison to receive certain financial information.  Bison may not, subject to certain exceptions in the Bison Shareholder Agreement, acquire additional shares of Common Stock or seek to influence the management of the Company without the Company’s consent. Such restrictions will no longer have effect upon certain changes of control of the Company.

Annual Report to Stockholders

We are simultaneously furnishing to you with this proxy statement our Annual Report to Stockholders for the fiscal year ended December 31, 2014, which contains financial and other information pertaining to us.

Multiple Stockholders Sharing the Same Address

Owners of common stock who hold their shares in a brokerage account may receive a notice from their broker stating that only one proxy statement will be delivered to multiple security holders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate proxy statement, he or she may contact our Corporate Secretary at Lime Energy Co., 16810 Kenton Drive, Suite 240, Huntersville, NC 28078 or by telephone at (704) 892-4442.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, seven nominees (including two nominees to be elected solely by Bison as the holder of the Series C Stock) to the Board of Directors will be elected to hold office for a term ending at our 2016 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. All nominees listed below are currently members of our Board of Directors and have consented to being named in this proxy statement and to serve as directors, if elected. If, at the time of the Annual Meeting, any nominee becomes unavailable or declines to serve as a director for any reason, the persons named in the proxy will vote for the substitute nominee(s) as the Board of Directors recommends, or vote to allow the vacancy created by the nominee who is unable or declines to serve to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve if elected to office.  The Board has set the size of the Board of Directors at seven members effective as of the Annual Meeting.  There are currently no vacancies.  Under our by-laws, the Board may appoint directors to fill any vacancies until the next annual meeting of stockholders or set the size of the Board at a number of directors ranging from three to twelve.

Stephen Glick, who has been a director of the Company since 2007, has decided not to stand for re-election to the Board of Directors. Mr. Glick’s decision not to stand for re-election was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Nominees for Director

The following table presents the names of the director nominees to be elected by holders of the common stock and the Series C Stock voting as a single class, as well as certain information about them. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Name	Age	Position Held with the Company	Served as Director Since

Gregory T. Barnum	60	Director (1)(2)	2006
Christopher W. Capps	32	Director (1) (3)	2009
Richard P. Kiphart	73	Chairman of the Board (2)(3)	2006
C. Adam Procell	47	President & Chief Executive Officer	2014
Tommy Pappas	36	Director (1)	2014

(1)                                 Member of our Audit Committee.

(2)                                 Member of our Compensation Committee.

(3)                                 Member of our Governance and Nominating Committee.

Below, we provide the following information for each director and Board of Directors’ nominee:

•                  principal occupations for at least the past five years;

•                  the names of any other public companies where the nominee or director currently serves as a director or has served during the past five years; and

•                  the particular experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a director for the company

Gregory T. Barnum is currently the vice president of finance, chief financial officer and corporate secretary of Datalink Corporation, a provider of data center infrastructure services.  Prior to joining Datalink in

March 2006, Mr. Barnum was the vice president of finance, chief financial officer and corporate secretary of Computer Network Technology Corporation since July 1997.  From September 1992 to July 1997, Mr. Barnum served as senior vice president of finance and administration, chief financial officer and corporate secretary at Tricord Systems, Inc., a manufacturer of enterprise servers.  From May 1988 to September 1992, Mr. Barnum served as the executive vice president, finance, chief financial officer, treasurer and corporate secretary for Cray Computer Corporation, a development stage company engaged in the design of supercomputers.  Prior to that time, Mr. Barnum served in various accounting and financial management capacities for Cray Research, Inc.  Mr. Barnum is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.  Mr. Barnum’s 20+ years of accounting experience and experience as a chief financial officer of publicly traded companies qualify him to serve on our board of directors and act as a financial expert.

Christopher W. Capps served as President and Chief Executive Officer of Advanced Biotherapy, Inc. from August 2006 until we acquired Advanced Biotherapy, Inc., on March 3, 2010.  Since September 2005, Mr. Capps has also served as President and CEO of KGC Partners, a private equity firm.  Mr. Capps’s experience working with small and mid-sized companies and knowledge of current corporate finance techniques and market activities qualifies him to serve on our board.

Richard P. Kiphart is currently the head of the Private Client Advisors group and a principal of William Blair & Company for over 49 years.  In addition, Mr. Kiphart is currently chairman of Ranir Corporation and the former chairman of Nature Vision, The Merit Music School and the Erikson Institute, and is currently the president and chief executive officer of the Lyric Opera of Chicago and serves on the board of Lurie Children’s Hospital, the Poetry Foundation, the Afrimax Group, Emmi Solutions, Trustwave Corporation and Wilshire Media Group.  Mr. Kiphart’s leadership skills and extensive investment banking experience, as well as his experience serving on numerous boards makes him qualified to serve on our board.

C. Adam Procell has been our chief executive officer since November 2013 and our president and chief operating officer since September 2013.  From April 2009 to September 2013, he served as divisional president and as vice president of sales and marketing.  Prior to joining the Company in April 2009, Mr. Procell served as the national director of energy efficiency & carbon management for AECOM Technology Corporation (ACM: NYSE).  Mr. Procell’s industry experience and responsibility for executing the Company’s strategic plan qualify him for his position on our board.

Tommy Pappas has been one of our directors since October 2014.  Mr. Pappas is currently Managing Director of The Hurvis Group, a privately held investment group, and has served in that role since 2009.  He formerly worked for a national accounting firm assisting corporations and individuals with an array of strategic and taxation issues.  Mr. Pappas is a member of the American Institute of Certified Public Accountants.  Mr. Pappas’ accounting skills and management experience makes him qualified to serve on our board.

The Board of Directors recommends that the stockholders vote

“FOR”

the election of all of the above director nominees.

Directors to be Elected by our Series C Stock

The following class of directors is to be elected by the holders of our Series C Stock.

THE HOLDERS OF COMMON STOCK DO NOT VOTE ON THE ELECTION OF THE FOLLOWING DIRECTORS.

Two Preferred Stock Directors (as defined in the Certificate of Designation)

 are to be elected by Bison as holder of the Series C Stock. The Board has nominated, and Bison intends to elect, the following persons as the Preferred Stock Directors.

Name	Age	Position Held with the Company	Served as Director Since
Andreas Hildebrand	47	Director (1)	2014
Peter Macdonald	56	Director	2014

(1)                                 Member of our Compensation Committee and our Governance and Nominating Committee.

Andreas Hildebrand was elected to our Board of Directors in December 2014.  Mr. Hildebrand is currently a Partner with Bison Capital Asset Management, LLC.  Prior to Mr. Hildebrand’s joining Bison in 2013, he served as Co-Head of the Private Capital Investing Group at Goldman, Sachs & Company. In that role he lead a team making private equity and debt investments in growth and middle market companies based in North America.  Mr. Hildebrand’s leadership skills and investing experience make him qualified to serve on our board.

Peter Macdonald was elected to our Board of Directors in December 2014.  Since 2009, Mr. Macdonald has served as a Partner with Bison Capital Asset Management, LLC.  Mr. Macdonald previously served as a director of Center for Wound Healing, Inc., a developer and manager of wound care centers throughout the United States, until the sale of that company in 2010. Mr. Macdonald’s investment skills and his experience serving on numerous boards make him qualified to serve on our board.

Leadership Structure and Role in Risk Oversight

The Company’s board leadership structure separates the roles of board chair and principal executive officer roles.  When the board chair is not an independent director, an independent director is designated as the lead director.  At present, Richard Kiphart, whom the Company considers an independent director, is the chairman of the board and C. Adam Procell is the president and chief executive officer. The Company determines the leadership structure it deems appropriate based on factors such as the experience and availability of the applicable individuals, the current business environment of the Company and other relevant factors. After considering these factors, the Company believes that separating the positions of chairman of the board and chief executive officer is the appropriate board leadership structure at this time, allowing our chief executive officer to focus on the business strategy and operations of the Company, while our board chair provides leadership to the Board necessary for the Board to fulfill its responsibilities and an independent perspective on the Board’s activities.  In the future, the Company may determine that combining some of these positions may be the best structure for operating the Company, based on the factors at that time or, if the board chair is not an independent director, to designate an independent director as lead director.

The Board of Directors is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s board leadership structure supports this approach. The Board receives periodic reports from management regarding the most significant risks facing the Company.  In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding the Company’s risk and control environment.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity.  In recommending proposed nominees to the full Board, the Nominating Committee is charged with building and maintaining a board that has an ideal mix of talent and experience to achieve our business objectives in the current environment.  In particular, the Nominating Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us.

Family Relationships

The only family relationship between any of our directors and officers is that Mr. Kiphart is the father-in-law of Mr. Capps.

Director Attendance

During the fiscal year ended December 31, 2014, the Board of Directors held four formal meetings. In addition, there were four meetings of the Audit Committee.  In 2014, during the time they were serving, all members of the Board of Directors attended at least 75% of the total of all board meetings and applicable committee meetings.  We encourage our Board members to attend our Annual Meeting, but we do not have a formal policy requiring attendance.

Independent Directors

Of the eight directors currently serving on the Board, the Board has determined that each of Messrs.

Barnum, Capps, Glick, Pappas, Hildebrand, Macdonald and Kiphart are independent as defined in NASDAQ Rule 5605(a)(2).  The Board has also determined that, with the exception of Mr. Procell, each of the nominees for director at the Annual Meeting are independent under such rule. Mr. Procell is not considered independent because he also serves as one of our executive officers.

COMPENSATION OF DIRECTORS

Director Compensation Program

Effective April 1, 2000, we adopted a stock option plan for all non-employee directors that was separate and distinct from our employee incentive plans.  The plan was amended on July 11, 2006 to provide that eligible directors receive an initial option grant upon being appointed to our Board of Directors to purchase 2,041 shares of our common stock, and a grant of options to purchase an additional 1,020 shares on the first day of January beginning on the second January following the date the director became an eligible director.  These options had an exercise price equal to the closing price of our common stock on the grant date and a term of ten years.  The initial options vested on first day of January following the initial grant date or six months following the initial grant date, whichever is later, if the individual is still a director on the vesting date.

The Directors Plan was replaced in June 2010 by the 2010 Non-Employee Directors’ Stock Plan.  The 2010 Directors’ Plan provides for the granting of stock to non-employee directors to compensate them for their services to the Company.  The use of the shares available under the 2010 Directors’ Plan is administered by the Company’s Board of Directors, which has delegated its powers to the Compensation Committee of the Board of Directors.  The Compensation Committee has determined under the 2010 Directors’ Plan to grant non-employee directors restricted shares of Company stock with the following market values on the date of grant:

Market Value of Grant
For Board Service:

Each director upon initial election:	$40,000
Annual grant to each director:	$20,000

For Committee Service:

Audit Committee:
Chairman	$15,000
Members	$10,000

Compensation Committee:
Chairman	$10,000
Members	$5,000

Nominating Committee:
Chairman	$5,000
Members	$2,500

Half of the shares received pursuant to this plan vest immediately and the remaining shares vest on the one year anniversary of the initial grant, or in the case of grants for committee service, on the date that the term of the service ends, typically the date of our annual meeting of stockholders.  Shares for Board service are granted on the first business day of the year and shares for committee service are granted upon appointment to the committee following the Annual Meeting of Stockholders.  Newly appointed directors receive their initial grant upon election.

During 2014, we granted 63,233 shares of restricted stock to directors for their service to the Board and 25,568 shares for service on Board committees.  Of these shares, 58,102 shares vested during 2014 and 27,274 are to vest in June 2015 and 3,425 were forfeited prior to vesting.

Directors who are also our employees receive no additional compensation for their services as directors.

Director Compensation Table

The following table provides compensation information for the year ended December 31, 2014 for each of our non-executive directors.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
Name	($)	($) (1)	($)	($)	($)

Tommy Pappas (4)	—	31,239	—	—	31,239

Gregory T. Barnum (4)	—	40,000	—	—	40,000

Christopher Capps (4)	—	32,500	—	—	32,500

Stephen Glick (4) (5)	—	40,000	—	—	40,000

Richard P. Kiphart (4)	—	32,500	—	—	32,500

Andreas Hildebrand (4)	—	22,005	—	—	22,005

Peter Macdonald (4)	—	20,711	—	—	20,711

John O’Rourke (2)(3)(4)	—	10,001	—	—	10,001

(1)                                 Represents the grant date market value of shares granted during 2014.

(2)                                 Mr. O’Rourke resigned from the Board effective April 9, 2014 at which time half of his 2014 stock award was forfeited.

(3)                                 Mr. O’Rourke was our Chief Executive Officer until November 25, 2013 and, although he was a director prior to that date, he became a non-executive director on that date.

(4)                                 The following table sets forth the (i) number of shares of stock granted through stock awards through December 31, 2014, and (ii) the number of options outstanding as of December 31, 2014 for each of our non-executive directors:

	Number of Stock	Total Options
Director Name	Awards	Outstanding

Andreas Hildebrand	9,694	—

Gregory T. Barnum	30,006	19,916

Christopher Capps	23,088	—

Stephen Glick	28,713	2,041

Richard P. Kiphart	23,472	—

Tommy Pappas	10,735	—

Peter Macdonald	9,124	—

John O’Rourke	6,850	—

(5)                                 Mr. Glick will not be standing for re-election to the Company’s Board of Directors at the 2015 Annual Meeting.

Committees of the Board of Directors

The Board of Directors has an Audit Committee, Compensation Committee and a Governance and Nominating Committee.

Audit Committee

The Audit Committee, which is composed entirely of non-employee, independent directors, held four meetings during 2014. Each of the members of the Audit Committee attended at least 75% of the meetings of the Committee held in 2014. The Audit Committee meets periodically and separately in executive sessions with management and the independent auditors to review the activities of each. The Audit Committee possesses and may exercise the powers of the Board of Directors relating to our accounting, auditing, and financial reporting matters, except when such powers are by statute, the Certificate of Incorporation or Bylaws reserved to the full Board or delegated to another committee of the Board. The Audit Committee reports regularly to the full Board on these matters. The Audit Committee is directly responsible for the appointment, compensation, and oversight of our independent auditors. Among other duties, the Audit Committee:

•                  recommends the independent auditors to the Board;

•                  pre-approves all audit and non-audit services provided to us by the independent auditors;

•                  monitors the independence of the independent auditors;

•                  reviews and approves:

•                  the scope and timing of work to be performed by the independent auditors

•                  compensation to be paid to the independent auditors

•                  financial accounting and reporting principles used by the Company

•                  results of the audit and the report of the independent auditors

•                  transactions involving the Company and our officers, directors, affiliates and significant stockholders

•                  all related party transactions involving the Corporation and its officers, directors,

affiliates and significant shareholders

•                  discusses our annual audited financial statements and quarterly financial statements with management and the independent auditors;

•                  considers allegations made, if any, of possible financial fraud or other financial improprieties;

•                  prepares an Audit Committee report as required by the SEC to be in this proxy statement; and

•                  reviews and reassesses the adequacy of the Audit Committee charter at least annually.

The Audit Committee’s current members are directors Greg Barnum (Committee Chairman), Christopher Capps and Stephen Glick. Our Board of Directors has determined that Mr. Barnum qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of SEC Regulation S-K. The Board also believes that Messrs. Barnum, Capps and Glick are “independent” as defined by NASDAQ Rule 5605(a)(2). The Board of Directors adopted an Audit Committee Charter effective April 19, 2000, which was amended effective January 31, 2001 to combine the Conflicts Committee with the Audit Committee.  A copy of the Audit Committee’s charter is available on our website (www.lime-energy.com) under the heading “Investors.”

Compensation Committee

The Compensation Committee, which is composed of four independent directors—Richard Kiphart (Committee Chairman), Greg Barnum, Stephen Glick and Andreas Hildebrand, was formed in 2001 upon the Board of Directors’ adoption of a Compensation Committee charter. The Compensation Committee held five meetings during 2014. Each of the members of the Compensation Committee attended at least 75% of the meetings of the Committee held in 2014.  A copy of the Compensation Committee’s charter is available on our website (www.lime-energy.com) under the heading “Investors.”  The Compensation Committee’s responsibilities are to:

•                  review and recommend to the Board of Directors the annual salary, bonus, stock options and other benefits of our senior executives;

•                  review executive compensation programs and the administration thereof;

•                  plan for executive development and succession;

•                  review expense accounts and fringe benefits of executive management;

•                  administer our stock option and stock incentive programs; and

•                  review and recommend to the Board of Directors the compensation of members of the Board of Directors.

Governance & Nominating Committee

The Governance and Nominating Committee, which is composed of three independent directors—Stephen Glick (Committee Chairman), Richard Kiphart and Christopher Capps, was formed in 2004 upon the Board of Directors’ adoption of a Governance and Nominating Committee Charter. The Governance & Nominating Committee held four meetings during 2014. Each of the members of the Governance & Nominating Committee attended at least 75% of the meetings of the Committee held in 2014. A copy of the Governance and Nominating Committee’s charter is available on our website (www.lime-energy.com) under the heading “Investors.”  The Board believes that Messrs. Glick, Kiphart and Capps are independent directors as defined by NASDAQ Rule 5605(a)(2). Prior to the establishment of the Governance and Nominating Committee, the recruitment and selection of candidates for Board of Directors was handled by the Compensation Committee.  The Governance and Nominating Committee’s responsibilities are to:

•                  develop and recommend to the Board of Directors policies and processes designed to provide for effective and efficient governance;

•                  plan Board education activities, including new member orientation;

•                  evaluate the size and composition of the Board of Directors, develop criteria for membership on the Board of Directors, and evaluate the independence of existing and prospective directors, and make recommendations to the Board concerning such matters;

•                  seek and evaluate qualified individuals to become directors;

•                  evaluate the nature, structure and composition of other committees of the Board of Directors and make recommendations to the Board concerning such matters; and

•                  assess the performance of the Board of Directors.

Selection of Board Nominees

With the exception of nominees of the Series C Stock or of Bison pursuant to the Bison Shareholder Agreement, our Governance and Nominating Committee is responsible for identifying and evaluating Board candidates using one or more informal processes deemed appropriate for the circumstances. All of our directors and executive officers play a significant role in bringing potential candidates to the attention of the Committee. A determination of whether to pursue discussions with a particular individual will be made after discussion by the Committee and may be preceded by formal or informal discussions involving one or all of the other Board members. Information considered by the Committee may include information provided by the candidate, the chief executive officer and one or more Committee or Board members. The Committee seeks candidates whose qualifications, experience and independence complement those of existing Board members. Board candidates are expected to possess high personal and professional ethics, integrity and values, and relevant business experience and to be committed to representing the long-term interests of all stockholders. They are also expected to have an inquisitive and objective perspective, practical wisdom and good judgment.

Once appropriate candidates have been identified, the Committee will recommend nominations to our Board. Our Governance and Nominating Committee has not adopted a policy or procedure for the consideration of director candidates recommended by stockholders. Our Board does not recall an instance in which a stockholder (other than a stockholder serving as an officer or director and other than Bison pursuant to its rights) has recommended a director candidate; however, the Governance and Nominations Committee will consider all timely stockholder recommendations. For the 2016 Annual Meeting of Stockholders, nominations may be submitted to the Corporate Secretary, Lime Energy Co., 16810 Kenton Drive, Suite 240, Huntersville, NC 28078, who will forward them to the Chairman of the Governance and Nominating Committee. Recommendations must be in writing, must specify the candidate’s qualifications for serving as a director and must be received by us not later than March 18, 2016, in order for nominees to be considered for election at our 2016 Annual Meeting of Stockholders.

Codes of Conduct and Business Ethics

We have adopted a code of ethics as part of our compliance program.  This code of ethics applies to our chief executive officer and our chief financial officer.  In addition, we have a Code of Conduct and Business Ethics that applies to all of our officers, directors and employees. These codes of ethics are available on our website (www.lime-energy.com) under the heading “Investors.” We intend to post amendments to or waivers from the Code of Ethics which are applicable to our directors, principal executive officer and principal financial officer at this location on our website.

EXECUTIVE OFFICERS

The table below identifies our executive officers who are not identified in the table under “Nominees for Director.”

Name	Age	Position Held with the Company

Mary Colleen Brennan	62	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

Mary Colleen Brennan was hired on April 21, 2014, to succeed Jeffrey Mistarz as our chief financial officer and treasurer following his departure on May 16, 2014.  Ms. Brennan was a financial and business management consultant from April 2011 until joining us.  From December 2002 until March 2011 she was the chief financial officer and corporate treasurer of Halcrow, Inc., a subsidiary of Halcrow Group LTD, a U.K. based design engineering firm. Ms. Brennan is a certified public accountant in the state of New Jersey.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following tables set forth information regarding the beneficial ownership of our securities as of April 20, 2015 by:

•                  each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our voting securities;

•                  each of our directors and named executive officers, and

•                  all of our directors and executive officers as a group (nine persons).

Each stockholder’s beneficial ownership is based on 9,545,520 shares of Lime common stock outstanding as of April 20, 2015.  Beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise noted, the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them, and the address of each person listed in the following table is c/o Lime Energy Co., 16810 Kenton Drive, Suite 240, Huntersville, NC 28078.

Beneficial Owners of Greater Than 5% of Our Capital Stock:

Title of Class	Name and Address	Amount of Shares Directly Held	Issuable Upon Exercise of Options Exercisable Within 60 Days (1)	Issuable Upon Conversion of Series C Stock		Total		% of Class
Common Stock	The John Thomas Hurvis Revocable Trust dated March 8, 2002 4065 Commercial Ave. Northbrook, IL 60062	1,956,920	—	—		1,956,920		20.5
Common Stock	Nettlestone Enterprises Limited PO Box 665 Rosenearth, The Grange, St. Peter Port, Guernsey GY1 3SJ	483,809	—	—		483,809		5.1
Common Stock	Richard Kiphart 16810 Kenton Drive Suite 240 Huntersville, NC 28078	4,098,532	—	—		4,098,532		42.9
Common Stock	Greener Capital Partners II, L.P. 2150 Allston Way, Suite 280 Berkeley, CA 94704	787,028	—	—		787,028		8.2
Common Stock and Series C Stock	Bison Capital Partners IV, L.P. and Bison Capital Partners IV GP, L.P. 780 Third Avenue 30th Floor New York, NY 10017	10,000	—	4,166,666	(2)	4,166,666	(2)		(2)

Directors and Executive Officers:

Title of Class	Name	Amount of Shares Directly Held	Issuable Upon Exercise of Options Exercisable Within 60 Days (1)	Total	% of Class
Common Stock	Greg Barnum	39,010	19,916	58,926	*
Common Stock	Mary Colleen Brennan	5,000		5,000	*
Common Stock	Christopher W. Capps	60,251		60,251	*
Common Stock	Stephen Glick	124,547	2,041	126,588	*
Common Stock	Andreas Hildebrand	25,191		25,191	*
Common Stock	Richard P. Kiphart	4,098,532		4,098,532	42.9
Common Stock	Peter Macdonald	24,621		24,621	*
Common Stock	Tommy Pappas	22,054		22,054	*
Common Stock	C. Adam Procell	28,028	19,244	37,855	*
All Directors and Executive Officers as a Group		4,427,234	41,201	4,468,435	46.8

*          Denotes beneficial ownership of less than 1%.

(1)                     Represents options to purchase our common stock exercisable within 60 days of April 20, 2015.

(2)                     As of April 20, 2015, Bison holds 100% of the 10,000 outstanding shares of Series C Stock, which were convertible (subject to adjustment in accordance with the terms of the Series C Stock) into 4,166,666 shares of Common Stock (representing beneficial ownership of 30.4% of the Common Stock). Bison Capital Partners IV GP, L.P. is the general partner of Bison Capital Partners IV, L.P. and shares voting and investment power with Bison Capital Partners IV, L.P. Each disclaims beneficial ownership of the 25,191 shares of Common Stock held by Andreas Hildebrand and the 24,621 shares of Common Stock held by Peter Macdonald.

Changes in Control

We are not aware of any arrangements, including any pledge by any person of our stock, the operation of which may at a subsequent date result in a change of control of the Company, other than matters described herein.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires our directors and officers (as defined in Section 16) and persons who beneficially own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The required reports consist of initial statements on Form 3, statements of changes on Form 4 and annual statements on Form 5. Directors, officers and greater than 10% stockholders are required by Securities and Exchange Commission rules to furnish us with copies of all Section 16(a) reports filed.  Based solely on our review of the reports we have received and on written representations from our officers who are reporting persons, we believe that during 2014 all Section 16 filing requirements applicable to our directors, officers and 10% beneficial owners were complied with by these persons, except as follows. Andreas Hildebrand, Peter Macdonald, Bison Capital Partners IV, L.P. and Bison Capital Partners IV GP, L.P. each filed one day late one Form 4 reporting a single grant of restricted stock to each of Mr. Hildebrand and Mr. Macdonald, respectively, in connection with their appointments to the Board of Directors, and the pecuniary interests of Bison Capital Partners IV, L.P. and Bison Capital Partners IV GP, L.P. in such grants.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CONTROL PERSONS

On December 7, 2012, we entered into a Letter of Credit Agreement Mr. Kiphart.  Pursuant to the agreement, Mr. Kiphart agreed to cause the issuance of one or more letters of credit for the benefit of a surety at our request, up to an aggregate amount of $1,000,000.  Mr. Kiphart’s obligation to cause the issuance of, or leave in place, the letter of credit terminated on December 7, 2013, however he has agreed to leave them in place until the associated projects have been completed.  We will indemnify Mr. Kiphart for any liability in connection with any payment or disbursement made under the letter of credit.  We also paid all of Mr. Kiphart’s fees and out-of-pocket expenses incurred in connection with the letter of credit.  As consideration for his obligations under the letter of credit agreement, we issued Mr. Kiphart a warrant to purchase 39,286 shares of our common stock at an exercise price of $3.57 per share.  The warrant has a three year term and may be exercised on a cashless basis at Mr. Kiphart’s election.

On September 23, 2013, we entered into a Preferred Stock and Warrant Purchase Agreement (the “Series A Purchase Agreement”) with a group of investors including Mr. Kiphart, and Mr. Capps (collectively with the other investors, the “Investors”).  Pursuant to the terms of the Series A Purchase Agreement, the Investors purchased 926,223 shares of our Series A Preferred Stock (the “Series A Preferred Shares”) at a price per Preferred Share of $10.00.  The purchase price was paid with (a) $2,500,000 in cash and (b) the exchange of $6,779,949.84 (principal amount and accrued interest) of our Subordinated Secured Convertible Pay-In-Kind Note (the “Notes”), representing all of the outstanding Notes and accrued interest through September 23, 2013.  The Series A Preferred Shares convert, at the election of the holder of such share, into shares of our common stock at a conversion price equal to $3.78 per share (the “Series A Conversion Price’).

In connection with the entry into the Series A Purchase Agreement, we issued the Investors warrants to purchase 264,551 shares of its common stock at $3.78 per share (the “Series A Warrants”).  These warrants expire on the fifth anniversary of their issuance and contain a cashless-exercise option.  Mr. Kiphart received warrants to purchase 211,641 shares of our stock as part of this transaction.

On December 30, 2013, we entered into a Series B Preferred Stock and Warrant Purchase Agreement (the “Initial Series B Purchase Agreement”) with a group of investors including Mr. Richard Kiphart, our Chairman and largest individual stockholder (collectively with the other investors, the “initial Series B Investors”).  Pursuant to the terms of the initial Series B Purchase Agreement, the Initial Series B Investors purchased 400,000 shares of our Series B Preferred Stock (the “Series B Preferred Shares”) at a price per Series B Preferred Share of $10.00.  The Series B Preferred Shares may be converted, at any time following the approval of such conversion by our stockholders, at the election of the holder of such shares, into shares of the Company’s common stock at a conversion price which was initially equal to $2.83 per share (the “Series B Conversion Price’).

In connection with the entry into the Initial Series B Purchase Agreement, we issued the Initial Series B Investors warrants to purchase 565,372 shares of our common stock at $2.83 per share (the “Series B Warrants”).  These warrants expire on the fifth anniversary of their issuance and contain a cashless-exercise option.  The Warrants may not be exercised until the Company’s common stockholders approve the exercise of the Warrants. Mr. Kiphart received warrants to purchase 282,686 shares of our stock as part of this transaction.

Effective December 22, 2014, the holders of the Company’s Series A Preferred Stock and Series B Preferred Stock converted all of the shares thereof into shares of Common Stock, such that there are no issued or outstanding shares of the Company’s Series A Preferred Stock or Series B Preferred Stock.

Such holders include directors Richard Kiphart and Christopher Capps and The John Thomas Hurvis Revocable Trust dated March 8, 2002 (the “Hurvis Trust”), a major stockholder.  Mr. Kiphart is also a major stockholder.

Also effective December 22, 2014, the Mr. Kiphart and the Hurvis Trust converted certain of the Company’s Subordinated Secured Convertible Pay-In-Kind Notes into shares of Common Stock and cancelled certain warrants of the Company, such that all of the Company’s obligations under such Subordinated Secured Convertible Pay-In-Kind Notes and warrants have terminated.

On December 23, 2014, the Company entered into the Series C Purchase Agreement with Bison.  Pursuant to the terms of the Series C Purchase Agreement, on December 23, 2014 (the “Series C Closing Date”), Bison acquired 10,000 shares of Series C Stock for an aggregate amount of $10,000,000 (the “Series C Purchase Price”).  The Series C Stock ranks, with respect to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company, senior to the Common Stock, whether now outstanding or hereafter issued, and to each other class or series of capital stock of the Company, including any series of preferred stock established after the Closing Date.  Each share of Series C Stock accrues a semi-annual dividend of 12-1/2% per annum on the original per share issue price of the Series C Stock ($1,000.00) plus the aggregate amount of dividends accrued and unpaid (the “Series C Preferred Dividend”). The Company may not pay dividends to any other series of capital stock of the Company unless the holders of the Series C Stock first receive a payment equal to the greater of any accrued but unpaid Series C Preferred Dividend and the dividend that the holders of the Series C Stock would have received on an as-converted to Common Stock basis.  In the event of a liquidation, dissolution or other deemed liquidation event of the Company, each share of Series C Stock is entitled to be paid from the assets of the Company that are available to the stockholders of the Company an amount equal to the original issue price of such share plus any accrued but unpaid dividends on such share.  The Series C Stock may convert, at the holder’s option, into that number of shares of Common Stock equal to dividing the conversion value of the Series C Stock by the conversion price of the Series C Stock. As of the date of issuance, the conversion value of the Series C Stock was equal to the original issue price of a share of the Series C Stock and the conversion price of the Series C Stock was equal to $2.40.  Both the conversion value and the conversion price are subject to adjustment as set forth in the Series C Certificate of Designation, including upon certain dilutive issuances of securities by the Company.

Except with respect to the election of Preferred Directors, as described below, the Series C Stock votes with the Common Stock of the Company on matters presented to the stockholders of the Company.  Each share of Series C Stock is entitled to cast the number of votes equal to the original issue price of such share divided by $2.40.  The holders of the Series C Stock are entitled to nominate and elect that number of directors (each a “Preferred Director”) of the Company that is consistent with the voting power held by the holders of the Series C Stock as of the date the Series C Stock was issued; provided that holders of the Series C Stock are not entitled to nominate and elect any Preferred Director if such holders own less than 16.36% of the number of shares of the Series C Stock issued on December 23, 2014; provided further, that provided that no Preferred Director may be elected if such election would cause the Company to violate any law or corporate governance requirement of any securities exchange on which Common Stock is listed. In accordance with the right to elect Preferred Directors, Bison has nominated each of Andreas Hildebrand and Peter Macdonald to stand for election at the Annual Meeting and Bison has indicated its intent to elect such persons to the Company’s Board.  Each Preferred Director may be removed by the holders of the Series C Stock, or upon cause, by the holders of a majority of the Company’s outstanding voting power.  The holders of the Series C Stock are also entitled to one additional board observer.  In addition to the ability of the holders of Series C Stock to vote alongside the holders of Common Stock, the holders of a majority of the Series C Stock must also provide their consent before the Company may take certain actions, including incurring certain amounts of indebtedness, entering into transactions with related persons, entering into new lines of business, modifying the provisions of the Series C Stock, and issuing any securities that are pari passu or senior to the Series C Stock.

At any time after the fourth anniversary of the Series C Closing Date, the Company has the right to redeem all but not less than all of the Series C Stock for an amount equal to the original issue price of the shares plus all accrued but unpaid dividends, effective 30 days after giving notice thereof to the holder(s) of the Series C Stock.  During such 30-day period, the holders of the Series C Stock may convert the Series C Stock to Common Stock in lieu of receiving the redemption payment.  At any time after the fourth anniversary of the Closing Date, a holder of Series C Stock has the right to require the Company to redeem all or a portion of its Series C Stock for an amount equal to the original issue price of the shares plus all accrued but unpaid dividends.  In the event the Company fails to make the required redemption payment by the date fixed for such payment, the dividend rate will increase to 15% per annum and increase an additional 1% per annum each quarter until paid.

In connection with the Bison Transaction, the Company, Bison, Richard Kiphart and The John Thomas Hurvis Revocable Trust entered into a Shareholder and Investor Rights Agreement dated as of December 23, 2014 (the “Bison Shareholder Agreement”).  Pursuant to the terms of the Bison Shareholder Agreement, in the event the Company proposes to issue new securities (subject to certain exceptions), the Company must allow Bison to purchase a proportion of the new securities equal to the number of shares of Common Stock beneficially owned by Bison divided by the total number of shares of Common Stock outstanding on a fully-diluted basis.

The Bison Shareholder Agreement also provides Bison with operational consent rights and director appointment rights that apply so long as Bison holds at least five percent (5%) of the total voting power of the Company.  The stockholders of the Company party to the Bison Shareholder Agreement have agreed to vote in favor of Bison’s director appointees.  The Bison Shareholder Agreement entitles Bison to appoint one director to the Company’s Compensation Committee and any new board committee that is established other than the Audit Committee or the Governance and Nominating Committee, and also entitles Bison to receive certain financial information.  In connection with this right, the Board appointed Andreas Hildebrand to the Company’s Compensation Committee.  Bison may not, subject to certain exceptions in the Bison Shareholder Agreement, acquire additional shares of Common Stock or seek to influence the management of the Company without the Company’s consent. Such restrictions will no longer have effect upon certain changes of control of the Company.

Also on December 23, 2014 and in connection with the Bison Transaction, the Company, Bison and certain other stockholders of the Company entered into a Registration Right Agreement (the “Bison Registration Rights Agreement”).  Pursuant to the Bison Registration Rights Agreement, Bison is entitled to certain registration rights in connection with the Common Stock into which its shares of Series C Stock may convert, including the right to demand the registration of such shares at any time after December 23, 2015 and rights to include such shares in other registration statements filed by the Company.  Additionally, certain other stockholders of the Company are entitled to include certain of their shares of Common Stock in a registration statement filed by the Company.  The Company has agreed to indemnify the other parties to the Registration Rights Agreement in connection any claims related to their sale of securities under a registration statement, subject to certain exceptions.

On March 24, 2015, the Company entered into that certain Note Purchase Agreement (the “Note Purchase Agreement”) with Bison pursuant to which the Company issued a subordinated convertible note due March 24, 2020 (as amended on March 31, 2015, the “Note”) in the principal amount of $11,750,000.

As of March 31, 2015, $11,750,000 in principal amount was outstanding under the Note.

Pursuant to the terms of the Note, the Company may pay 10.5% per annum interest on the outstanding principal amount semi-annually in cash or allow interest to accrue and be added to the principal amount at a rate of 12.5% per annum (the “Interest Rate”). Upon the occurrence of an event of default under the terms of the Note, the Interest Rate increases by 2.0% per annum until the Note is redeemed or the event of default is cured. All or any portion of the principal amount of the Note, plus any accrued but unpaid interest, but not more than the original principal amount of the Note, may, at the election of the Note holder, be converted into Common Stock after March 24, 2018 or the occurrence of a change of control of the Company, whichever occurs first. The initial conversion price of the Note is $3.16; provided, however, that no portion of the principal amount of the Note may be converted into in excess of 19.99% of the outstanding Common Stock prior to the effective date the stockholders of the Company approve the removal of this cap.

In connection with the Note Purchase Agreement, on March 24, 2015, the Company amended and restated the Bison Shareholder Agreement (as amended and restated, the “Amended and Restated Shareholder Agreement”) and the Bison Registration Rights Agreement (as amended and restated, the “Amended and Restated Registration Rights Agreement”). Pursuant to the terms of the Amended and Restated Shareholder Agreement, in the event the Company proposes to issue new securities (subject to certain exceptions), the Company must allow Bison to purchase a proportion of the new securities equal to the number of shares of Common Stock beneficially owned by Bison (including the shares of Common Stock into which the Note could convert) divided by the total number of shares of Common Stock outstanding on a fully-diluted basis. The operational consent rights and director appointment rights held by Bison under the Bison Shareholder Agreement remain in the Amended and Restated Shareholder Agreement; provided, however, that, in the event Bison is no longer entitled to designate at least one director under the terms of the Series C Stock, Bison will be entitled under the Amended and Restated Shareholder Agreement to designate that number of directors that is consistent with its ownership of Common Stock (including shares of Common Stock that are convertible from the Series C Stock and the Note, assuming the Note was immediately convertible) if it holds at least 5% of the Common Stock (computed in the same fashion).

Pursuant to the Amended and Restated Registration Rights Agreement, Bison is entitled to certain registration rights in connection with the Common Stock into which its shares of Series C Stock and the Note may convert, including the right to demand the registration of such shares at any time after December 23, 2015 and rights to include such shares in other registration statements filed by the Company. Additionally, Mr. Kiphart and the Hurvis Trust are entitled to include certain of their shares of Common Stock in a registration statement filed by the Company.  The Company has agreed to indemnify the other parties to the Amended and Restated Registration Rights Agreement in connection any claims related to their sale of securities under a registration statement, subject to certain exceptions.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

It is our intent to compensate our executives by using a balanced approach, which combines fixed and performance-based compensation, annual and long-term compensation, and cash and equity compensation. We determine this mix by reviewing the mix offered by other companies of our size and in our industry. We do not have a specific policy for the allocation of compensation between fixed and performance-based compensation, annual and long-term compensation, and cash and equity compensation.

We manage our business with the long-term goal of creating and maximizing shareholder value, and, accordingly, a significant percentage or our executive compensation is at risk and weighted towards company performance, long-term incentives and stock price appreciation. We think this is a key to our long-term success.

Current Executive Officers

We currently have two executive officers: C. Adam Procell, our Chief Executive Officer and President, and Mary Colleen Brennan, our Chief Financial Officer.

Overview of Executive Compensation Program

Our executive officers have generally received compensation consisting of three components:

•                  a cash component, consisting of salary meant to be competitive with salaries such individuals could obtain from other employers;

•                  eligibility for annual cash bonuses determined by the Compensation Committee based on our performance and the executive’s achievement of individual objectives; and

•                  stock options intended to reward achievement of long-term goals and align the interests of our executive officers with those of our stockholders.

Mr. Procell and Ms. Brennan receive the majority of their compensation pursuant to written employment agreements that were negotiated in connection with their hiring.  These employment agreements were approved and the terms were negotiated at the time in light of specific circumstances.  In addition, we also provide Mr. Procell with a monthly allowance due to the fact that he uses his cars extensively for Company business.  Executive officers participate in group health and disability insurance on the same basis as other full-time employees.

Except with respect to the current employment agreements with Mr. Procell and Ms. Brennan, the Compensation Committee of the Board of Directors makes all compensation decisions for our executive officers.  Generally, compensation decisions for executive officers other than our chief executive officer have been made by the Compensation Committee pursuant to recommendations made by our chief executive officer.

In 2009, after retaining the consulting firm of Towers Perrin (which has since changed its name to Towers Watson), our Compensation Committee recommended to our board, and our board adopted, our 2009 Management Incentive Compensation Plan (the “Management Incentive Plan”). Under the terms of the Management Incentive Plan, our executive officers are the initial group of participants eligible for cash awards and, in lieu of cash awards, equity-based awards (subject to the availability of shares of common stock and the other terms our 2008 Long-Term Incentive Plan) based upon specified criteria to be determined and approved of by our Compensation Committee, or as otherwise provided in the Management Incentive Plan.

Performance goals for the Management Incentive Plan participants were set in various goal categories, including, but not necessarily limited to: (a) Company performance objectives, comprising revenue and earnings before interest, taxes, depreciation, amortization and stock-based compensation targets, and (b) individual performance objectives.  The relative weight among the performance goal categories vary based on the participant’s position within the Company.  The weighting is reviewed annually and may be adjusted by our Compensation Committee.

Each participant is informed at the beginning of, or soon after the beginning of, each fiscal year, of his or her Management Incentive Plan base salary, which will be the basis for determining the award opportunity for that participant, and which amount will be allocated among the participant’s performance goal categories. In addition, the Management Incentive Plan provides that the Compensation Committee will set three performance levels, Threshold, Target and Maximum levels set as a percentage for each performance goal category.

Objectives of Compensation Program

Compensation of our executive officers is intended to reward improved overall financial performance of the Company, and to reward performance achievements and increases in stockholder value over the long term.

•                  Annual salaries for executive officers have been established with the goal of attracting and retaining qualified individuals for the positions.  These salaries have been determined on a case-by-case basis.

•                  Short-term incentive compensation awards are intended to reward our Executives for the achievement of annual performance criteria and are flexible and change based on the needs of our business.  These awards are generally determined pursuant to our Management Incentive Plan, although the Management Incentive Plan does not prohibit discretionary bonuses in addition to those under the plan.  Short-term compensation has historically taken the form of cash bonuses and stock awards.

•                  Restricted stock grants and stock options awards are intended to reward achievement leading to increases in our profitability and stockholder value over the longer term.  The amounts awarded are determined as prescribed in the Management Incentive Plan.

To motivate executive officers to achieve the longer-term goal of increasing our profitability and stockholder value, and to reward them for achieving such long-term goals, stock awards and stock options have been included as part of the compensation structure for our executive officers.  These awards provide an increased opportunity for equity ownership by our executive officers, thereby further aligning their interest with those of our stockholders.  These grants are generally made in a manner consistent with the Management Incentive Plan, though the Compensation Committee has latitude to determine the amount of short-term incentive compensation to be paid in the form of cash versus stock grants.  All stock grants have been in the form of restricted stock, which vests ratably over a three-year period dependent on the executive’s continued employment by us.  A typical stock option grant has been structured to have a ten-year exercise period, to vest over a three year period, with vesting also depending upon the executive remaining employed by us, and to have an exercise price equal to the market price on the grant date.  We have not granted options with an exercise price that is less than the market price on the grant date.

We do not have a formula for allocating between cash and non-cash compensation.  The number of shares of restricted stock and stock options awarded to an executive officer has been decided on a case-by-case basis taking into consideration other components of compensation, not pursuant to any specific guidelines or program.

Clawback Provisions

The Company does not currently have a policy requiring a fixed course of action with respect to compensation adjustments following later restatements of financial results beyond what is required under the Sarbanes-Oxley Act. Under those circumstances, the Compensation Committee would evaluate whether compensation adjustments are appropriate based upon the facts and circumstances surrounding the restatement. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), the Securities and Exchange Commission is required to promulgate new regulations to require companies to adopt a policy to recover certain compensation in the event of a material accounting restatement. The SEC has not yet issued these regulations, but we will adopt a policy after the regulations are finalized and their requirements are known.

Accounting and Tax Considerations

Financial Accounting Standards Board Accounting Standards Codification Topic 718, requires a charge to compensation expense for the fair value of equity compensation awards.  Grants of options and restricted stock are accounted for under ASC 718. The Compensation Committee considers the accounting implications of significant compensation decisions, particularly in connection with decisions that relate to the Company’s long-term incentive awards.

2014 Summary Compensation Table

The following table sets forth the compensation earned, awarded or paid for services rendered to us for the year ended December 31, 2014 and the year ended December 31, 2013 by our principal executive officer (PEO), our principal financial officer (PFO), our former Chief Executive Officer and our former Executive Vice President and Chief Financial Officer.  These persons are referred to, collectively, as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (5)	Option Awards ($)	All Other Compensation ($)		Total ($)

C. Adam Procell (1)	2014	240,001	120,000	—	—	6,515	(6)	366,516
President & Chief Executive Officer (PEO)	2013	240,001	40,000	—	—	6,515	(7)	366,516

Mary Colleen Brennan (2)	2014	153,254	42,068	16,050	—	2,070	(8)	213,442
Executive Vice President & Chief Financial Officer (PFO)

John O’Rourke (3)	2014	—	—	—	—	—	—	—
Chief Executive Officer	2013	285,000	—	—	—	19,576	(9)	304,576

Jeffrey R. Mistarz (4)	2014	91,562	—	—	—	112,500	(10)	204,062
Executive Vice President & Chief Financial Officer (PFO)	2013	225,000	30,000	—	—	4,951	(10)	259,951

(1)                                 Mr. Procell was named President and Chief Executive Officer on November 25, 2013.  From September 23, 2013 to November 25, 2013 he served as President and Operating Officer.

(2)                                 Ms. Brennan was hired on April 21, 2014, to succeed Mr. Mistarz as Chief Financial Officer.

(3)                                 Mr. O’Rourke’s employment was terminated on November 25, 2013.  From September 30, 2013 until November 25, 2013 he was Chief Executive Officer.  From May 20, 2011 to September 23, 2013 he also held the title of President.

(4)                                 Mr. Mistarz resigned from the Company effective March 16, 2014. All amounts recorded for Mr. Mistarz in the table above for 2014 reflect amounts paid to him through his date of resignation.

(5)                                 Represents the value of restricted shares based on the market price of the shares on the date of grant.

(6)                                 Includes $6,000 of auto allowance and $515 cost of group life and disability insurance provided to Mr. Procell.

(7)                                 Includes $6,000 of auto allowance and $434 cost of group life and disability insurance provided to Mr. Procell.

(8)                                 Represents the cost of life insurance and long-term disability insurance provided to Ms. Brennan.

(9)                                 Includes $7,200 for the cost of a leased vehicle provided to Mr. O’Rourke and $512 cost of group life and disability insurance provided to Mr. O’Rourke.

(10)                          Represents the cost of life insurance and long-term disability insurance provided to Mr. Mistarz in 2013 and severance in 2014.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Mr. Procell

Mr. Procell entered into an employment agreement with a subsidiary of the Company in March 2009. The employment agreement currently provides that Mr. Procell’s annual base salary shall be determined by the Company in its sole discretion and that he shall be eligible for an annual bonus of up to 50% of his annual base salary.  Mr. Procell’s current annual base salary is $325,000.  The employment agreement currently does not provide for any fixed period of employment or severance payments.  The agreement imposes non-competition, non-solicitation and confidentiality obligations, which are not separately compensated.  The non-competition obligation covers the employment period and extends for one year after termination.

Ms. Brennan

We have an employment agreement with Ms. Brennan that fixes her minimum base compensation, and provides for a hiring bonus of $10,000 and a grant of 5,000 shares of restricted stock that will vest in three equal installments at the end of each of the next three years if she is still an employee of the Company on the vesting date.  Ms. Brennan’s current annual base salary is $230,000.  This employment agreement terminates on December 31, 2016, and provides for the automatic renewal of the contract for an additional, successive one year period if the Company does not provide Ms. Brennan with a notice of non-renewal before November 1st of the year prior to the year in which the contract is scheduled to expire.

The Company or Ms. Brennan can terminate her employment at any time prior to the scheduled expiration of her respective contract, for any reason by delivery of a 30-day written notice to the other party.  Upon such termination the Company will have no further obligation to Ms. Brennan other than the payment of (i) her base salary through the date of termination, plus (ii) any bonus earned as of the termination date, in accordance with the terms of such bonus, plus (iii) any retirement, incentive or other payments and benefits earned and vested as of the date of her termination, except that if the Company terminates Ms. Brennan without “Due Cause” after December 31, 2014, in addition to the foregoing amounts, the Company will pay Ms. Brennan an amount equal to six months of her then-current base salary.

“Due Cause” is defined as any of (i) a material breach by Ms. Brennan of her agreement not cured within 10 calendar days following written notice thereof, or, if the breach cannot be remedied within ten (10) days, within such longer time (not to exceed forty-five (45) days) as we, in our sole and absolute discretion, may deem to be reasonably necessary for Ms. Brennan to remedy the breach if we, in our sole and absolute discretion, determines that she has promptly commenced and is diligently and continuously pursuing her best efforts to remedy the breach as quickly as possible, (ii)  conviction, or plea of guilty or nolo contendere, or commission of a felony or any other crime that has, or is likely to have, a materially adverse impact upon the Company, our reputation, or our relationship with our employees, suppliers, or customers, (iii) actions or inaction which results in material injury to our businesses, properties or reputation, (iv) refusal to perform or substantial neglect of the duties assigned to her not remedied within 10 calendar days following written notice thereof, (v) the commission of any act constituting embezzlement, fraud, misappropriation, willful misconduct, or breach of fiduciary duty or duty of loyalty owed to us, (vi) any material misrepresentation of education or prior work experience, (vii) a material violation of ours employment policies, including all policies set forth in our Employee Handbook and all drug and alcohol and anti-discrimination policies, or (viii) commission of an act of moral turpitude.

Under her employment agreement, if Ms. Brennan dies or becomes disabled (as defined in the Company’s 2008 Long Term Incentive Plan) during the term of her contract all of her unvested restricted stock would immediately vest.

In addition to the foregoing, upon occurrence of a change of control (as defined in the Company’s 2008 Long Term Incentive Plan), all the restricted stock granted to Ms. Brennan shall immediately vest and become exercisable.

Ms. Brennan’s employment agreement imposes non-competition, non-solicitation and confidentiality obligations, which are not separately compensated.  The non-competition and non-solicitation obligations cover the employment period and extend for two years after termination.

Mr. Mistarz

Mr. Mistarz resigned from the company effective March 16, 2014.  Prior to this resignation, Mr. Mistarz’s employment agreement had fixed his minimum base compensation and current annual salary for 2014 at $225,000.  Pursuant to the terms of his employment agreement, any vested stock options held by Mr. Mistarz as of the date of termination were exercisable for 90 days following the date of termination, after which such options would terminate.  Any unvested stock options held by Mr. Mistarz as of the date of termination immediately terminated.

Mr. Mistarz’s employment agreement imposes non-competition, non-solicitation and confidentiality obligations, which are not separately compensated.  The non-competition obligation covers the employment period and extends for two years after termination.

Potential Payments Upon Termination or Change In Control

The following table show potential payments to the current named executive officers under existing contracts, agreements, plans or arrangements, whether written or unwritten, for various scenarios involving a change-in-control or termination of employment assuming a December 31, 2014 termination date and, where applicable, using the closing price of our common stock of $2.93 per share on that date.

Name	Voluntary Termination (1)	Involuntary Termination - Not For Cause	Involuntary Termination - For Cause (2)	Change in Control (3)	Death (4)	Disability (4)

C. Adam Procell	$13,860	$0	$13,860	$0	$13,860	$13860

Mary Colleen Brennan	$3,689	$113,689	$3,689	$0	$3,689	$3,689

(1)                                 Neither of the listed persons are entitled to more than accrued but unpaid salary and vacation upon a voluntary termination of their employment.

(2)                                 Neither of the listed persons are entitled to more than accrued but unpaid salary and vacation upon an involuntary termination for cause.

(3)                                 Neither of the listed persons would be entitled to any payments upon a change of control unless they were involuntarily terminated without cause, but upon a change of control certain unvested options held by Mr. Procell and Ms. Brennan would immediately vest.  As of December 31, 2014 the intrinsic values of executives’ options were as follows:

Name	Value*
C. Adam Procell	$0
Mary Colleen Brennan	$0

* Calculated as the excess, if any, of the market value on December 31, 2014 of $2.93 per share over the option strike price

(3)                                 Neither of the listed persons are entitled to more than accrued but unpaid salary and vacation upon their death or permanent disability.

Grants of Plan-Based Awards for 2014

There were no equity grants to any of the named executives for 2014.  Restricted stock was granted on January 5, 2015, to Mr. Procell and Ms. Brennan in connection with their respective 2014 compensation.

Outstanding Equity Awards at Fiscal Year-End 2014

The following table includes certain information with respect to the value of all unexercised options previously awarded to the named executive officers at December 31, 2014:

		Option Awards				Stock Awards
								Equity incentive plan awards:
									Market of
								Number of	payout value
								unearned	of unearned
						Number of	Market Value	shares, units	shares, units
		Number of Securities				Shares or	of Shares of	or other	or other
		Underlying		Option	Option	Units of Stock	Units That	rights that	rights that
		Unexercised Options		Exercise	Expiration	That Have Not	Have Not	have not	have not
	Grant Date	Exercisable	Unexercisable (1)	Price	Date	Vested	Vested	vested	vested
Procell, C. Adam	04/06/09	2,859	—	$25.90	04/06/19	—	—	—	—
	04/16/10	—	10,715	$31.50	04/16/20	—	—	—	—
	01/03/11	3,074	—	$28.28	12/31/20	—	—	—	—
	01/03/12	3,894	—	$22.82	12/31/21	—	—	—	—

(1)         The vesting dates for the options which were not exercisable are as follows:

	Option
	Exercise
	Price	Quantity	Vesting Date
Procell, C. Adam	$22.82	3,894	12/31/14
	$31.50	10,715	04/16/15	(1)

(1)               These options will vest if prior to December 31, 2015 the following conditions have been met:

•            the closing market price for our common stock has exceeds $140 per share on any trading day,

•            we have publicly reported annual revenue for any fiscal year in excess of $242 million, and

•            our publicly reported adjusted EBITDA for any fiscal year in excess of $24 million.

•            Additionally, these options will immediately vest on a Change of Control in which more than 50% of the shares of our common stock are acquired by any individual, entity or group for a price in excess of $105 per share, excluding, subject to certain exceptions, acquisitions by the Company, acquisitions from the Company and acquisitions by employee benefit plans.

Stock Options and Incentive Compensation

On June 4, 2008, our stockholders approved the adoption of the 2008 Stock Incentive Plan (the “2008 Plan”), as amended.  The 2008 Plan, as amended, provides that up to 90,000 shares of our common stock could be delivered under the Plan to certain of our employees and to consultants and directors who are not employees.  In addition, the 2008 Plan provides for an additional number of shares of our common stock to be reserved for issuance under the plan on January 1st of each succeeding year, beginning January 1, 2010, in an amount equal to 35,715 shares.

The awards to be granted under the Plan may be incentive stock options eligible for favored treatment under Section 422 of the Internal Revenue code of 1986, as amended from time to time, or non-qualified options that are not eligible for such treatment, or stock of the Company, which may be subject to contingencies or restrictions, as well as grants of stock appreciation rights or grants of shares of common stock.  Approximately 120 employees and officers of the Company and our subsidiaries are currently eligible to participate in the Plan.

As of December 31, 2014, there were 586,769 shares of common stock reserved under the Plan for outstanding options and shares of restricted stock. We granted 30,157 shares of restricted stock and no options to purchase shares under the Plan during 2014, and options to purchase 43,878 shares were outstanding under the Plan as of December 31, 2014.

Option Exercises and Stock Vested During 2014

The following table shows all stock options exercised and the value realized upon exercise, and all stock awards vested and the value realized upon vesting, by our Named Executive Officers during fiscal 2014:

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on	Value Realized on
	Exercise (#)	Exercise ($)	Vesting (#)	Vesting ($) (1)

C. Adam Procell	—	—	8,387	24,574
Mary Colleen Brennan	—	—	1,667	4,884

(1)                                 Calculated using the market value of the shares on the date of vesting

Option Re-Pricing

We have not engaged in any option re-pricings or other modifications to any of our outstanding equity awards during fiscal year 2014.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

BDO USA, LLP, an independent registered public accounting firm, has been our independent auditor for many years, and is considered by management to be well qualified. The Board of Directors, at the recommendation of the Audit Committee, has approved the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal year 2015, and our stockholders are asked to ratify the appointment of BDO USA, LLP as our auditors for the year ending December 31, 2015.

You may cast your vote in favor of or against this proposal, or you may elect to abstain from voting your shares.

A representative of BDO USA, LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires. The representative also will be available to respond to appropriate questions.

If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

The Board of Directors recommends that the stockholders vote

“FOR”

The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal 2015.

AUDIT COMMITTEE DISCLOSURE

General

The Audit Committee of the Board is primarily responsible for the oversight of the quality and integrity of our accounting and reporting practices and controls, and our financial statements and reports; compliance with legal and regulatory requirements; the independent auditors’ qualifications and independence; and the performance of our internal audit function and independent auditors. A complete description of the Committee’s function may be found in its charter, which may be accessed through our Investor Relations page at www.lime-energy.com.

Independent Auditors’ Fees

The Audit Committee, with the approval of the stockholders, engaged BDO USA, LLP to perform an annual audit of our financial statements for the fiscal year ended December 31, 2014.  The following table summarizes the total fees paid to BDO, our principal accountant, for the audit of our annual financial statements for the years ended December 31, 2014 and December 31, 2013, and fees billed for other professional services provided during these periods:

Type of Fee	2014	2013

Audit fees (1)	$351,040	$265,555
Audit-related fees (2)	—	—
Tax fees (3)	$193, 752	113,200
All other fees (4)	$132,725	—

Total	$677,517	$378,755

(1)                                 Audit fees consist of fees for professional services rendered for the audit of our consolidated financial statements and review of our consolidated financial statements included in our quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)                                 Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but not included in footnote (1) above.

(3)                                 Tax services fees consist of professional fees billed for products and services rendered by BDO for tax compliance, tax advice and tax planning.  All of these fees were pre-approved by our Audit Committee.

(4)                                 All other fees consist of fees billed by BDO for services other than those listed in categories 1 through 3 above.  There were no other fees for 2014 or 2013.

Procedures for Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

Our Audit Committee charter requires the Audit Committee to pre-approve all audit and non-audit services provided by BDO.  Each proposed engagement not specifically identified by the Securities and Exchange Commission as impairing independence is evaluated for independence implications prior to entering into a contract with the independent auditor for such services.  Our Audit Committee considered whether the use of BDO’s services other than for the annual audit and quarterly reviews in any way impairs their independence and has concluded that it does not.  In both 2014 and 2013, these services were limited to tax fees related to tax compliance, advice and planning.  No services were performed by BDO prior to receiving approval from the Audit Committee.

We have been advised by BDO that substantially all of the work done in conjunction with its 2014 audit of our financial statements for the most recently completed year was performed by permanent, full-time employees and partners of BDO.  We have received confirmation and a letter from BDO required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) concerning independence, and discussed with BDO its independence.

Report of the Audit Committee

The Audit Committee operates under a written charter adopted by the Board of Directors, which is reassessed periodically for adequacy by the Audit Committee. The directors who serve on the Audit Committee have no financial or personal ties to us (other than director compensation and equity ownership as described in this proxy statement) and are all “independent” for purposes of the Securities and Exchange Commission’s regulations and the NASDAQ listing standards. The Board of Directors has determined that none of the Audit Committee members has a relationship with us that may interfere with the director’s independence from the Company and our management.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and their reporting process, including the systems of internal controls. In fulfilling their oversight responsibilities, the Committee has reviewed and discussed with the independent auditors matters such as the quality (in addition to acceptability), clarity, consistency, and completeness of our financial reporting, as required by PCAOB Audit Standard No. 16 (Communication with Audit Committees).

Management is responsible for our internal controls and the financial reporting process. BDO, our independent auditor, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the audited financial statements contained in the 2014 Annual Report on Form 10-K and the Company’s internal controls over financial reporting with the Company’s management and its independent registered certified public accounting firm. The Audit Committee received from BDO the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO the issue of its independence from the Company.

Based on the Audit Committee’s review of the audited financial statements and its discussions with management and BDO noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014. The Committee recommended to the Board of Directors the selection of BDO as the Company’s independent auditor for the fiscal year ending December 31, 2015, and that the Board submit this appointment to the Company’s stockholders for approval at the Annual Meeting.

MEMBERS OF THE AUDIT COMMITTEE
Gregory T. Barnum, Chair
Christopher W. Capps
Stephen Glick

INFORMATION REGARDING AMENDMENT TO OUR 2010

NON-EMPLOYEE DIRECTORS STOCK PLAN

Introduction

Effective April 1, 2000, we adopted a stock option plan for all non-employee directors that was separate and distinct from our employee incentive plans.  The plan was amended on July 11, 2006 to provide that eligible directors receive an initial option grant upon being appointed to our Board of Directors to purchase 2,041 shares of our common stock, and a grant of options to purchase an additional 1,020 shares on the first day of January beginning on the second January following the date the director became an eligible director.

The Company’s 2010 Non-Employee Directors’ Stock Plan, as amended, provides for the granting of up to 250,000 shares of stock to non-employee directors to compensate them for their services to the Company.  The use of the shares available under the 2010 Directors’ Plan is administered by the Company’s Board of Directors, which has delegated its powers to the Compensation Committee of the Board of Directors.  The Compensation Committee has determined under the 2010 Directors’ Plan to grant non-employee directors restricted shares of Company stock with the following market values on the date of grant:

Market Value of Grant

For Board Service:

Each director upon initial election:	$40,000
Annual grant to each director:	$20,000

For Committee Service:

Audit Committee:
Chairman	$15,000
Members	$10,000

Compensation Committee:
Chairman	$10,000
Members	$5,000

Nominating Committee:
Chairman	$5,000
Members	$2,500

Half of the shares received pursuant to this plan vest immediately and the remaining shares vest on the one year anniversary of the initial grant, or in the case of grants for committee service, on the date that the term of the service ends, typically the date of our annual meeting of stockholders.  Shares for Board service are granted on the first business day of the year and shares for committee service are granted upon appointment to the committee following the annual meeting of stockholders.  Newly appointed directors receive their initial grant on a prorated basis on their date of appointment.

The Plan Amendment

Pursuant to amendment to the 2010 Directors’ Plan adopted by written consent effective as of April 24, 2015, the maximum number of shares of Common Stock reserved for issuance under the Plan was increased from 250,000 shares to 500,000 shares.  The additional shares will be available for stock grants to non-employee directors as compensation for their services to the Board.

A copy of the amendment is attached as Appendix A.

Description of the Plan

The following is a summary of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan. You are urged to read the actual text of the Plan in its entirety, which is set forth as Appendix B.

Purpose

The purpose of the Director Plan is to promote our long-term success and that of our subsidiaries by creating a long-term mutuality of interests between the Non-Employee Directors and our stockholders through the granting of restricted stock awards, to provide an additional inducement for the Non-Employee Directors to remain with the Company, and to provide a means through which we may attract qualified persons to serve as Non-Employee Directors.

Administration of the Director Plan

The Director Plan will be administered by the Board, which may delegate its powers under the Director Plan to a committee. The committee, if so appointed, would consist of two or more directors who are “outside directors” and “non-employee” directors.  We expect the Compensation Committee of the Board of Directors to administer the plan.  The Non-Employee Directors to whom restricted stock awards are granted, the timing of grants, the number of shares subject to any restricted stock award and the periods during which any restricted stock awards shall vest shall be as provided in the Director Plan unless provided for otherwise by the Board pursuant to the terms of the plan.

It is the current intention of the Board, as determined by our Compensation Committee, to grant non-employee directors a number of shares of restricted stock with the following fair market value on the date of grant:

For Board Service:

Each director upon initial election:	$40,000
Annual grant to each director:	$20,000

Annual Grants for Committee Service:

Audit Committee:
Chairman	$15,000
Members	$10,000

Compensation Committee:
Chairman	$10,000
Members	$5,000

Nominating Committee:
Chairman	$5,000
Members	$2,500

Eligibility

Restricted stock awards may be granted under the Director Plan to the non-employee directors of the Company. There are currently six non-employee directors.

Terms and Conditions of Awards

Types of Awards. The Plan provides for the issuance of shares of restricted stock.

Term.  Generally, shares of restricted stock will vest equally over a two-year period, or earlier if the Non-Employee Director ceases to be a director for because of death, disability or retirement.  If the Non-Employee Director is otherwise ceases to be a director, he or she shall forfeit all unvested awards upon ceasing to be a director.

Other Provisions. The restricted stock agreement for each grant of stock options or restricted stock award may contain other terms, provisions, and conditions not inconsistent with the Director Plan, as may be determined by the Board.

Rights as Stockholders

Except as limited by the Director Plan or award agreement, the grantee of restricted stock shall have all of the rights of a stockholder of the Corporation holding the class or series of common shares that is the subject of the restricted stock, including, if applicable, the right to vote the shares and, if granted by the Committee, the right to receive any cash dividends.  If so determined by the Board or the Committee in the applicable award agreement and provided that sufficient shares are available under the plan for such reinvestment, dividends payable in common stock shall be paid in the form of restricted stock of the same class as the common stock with which such dividend was paid, held subject to the vesting of the underlying restricted stock.

Adjustments

The number of shares available under the Director Plan, the number of shares to be granted for each restricted stock award, and the number of shares subject to outstanding restricted stock awards will be adjusted to reflect any stock split, stock dividend or other event generally affecting the number of shares of Common Shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, the vesting of outstanding stock options and restricted stock awards will automatically accelerate and the stock options and restricted stock awards will become fully exercisable.

Limits on Transferability

Subject to the provisions of the Director Plan or award agreement, and until the restricted stock has vested, the grantee may not sell, assign, transfer, pledge or otherwise encumber Restricted Stock. In the event of a director’s death, disability or retirement while still a director, unvested awards shall become fully vested.

Acceleration of Awards in the Event of a Change In Control

If a grantee ceases to be a director of the company within 12 months of a change in control as defined in the Director Plan, all unvested awards shall become fully vested.

Amendment and Termination

The Board may not materially alter the Director Plan without stockholder approval, including any alterations to increase the benefits accrued to participants under the Director Plan, to increase the amount of Common Shares which may be issued under the Director Plan, to modify the requirements for participation under the Director Plan, or to include provisions in the Director Plan to allow the Board to lapse or waive restrictions contained in the Director Plan at its discretion. The Board may otherwise modify, amend, or terminate the Director Plan in any respect; except that if at any time the approval of the stockholders of the Company is required the Board may not effect the modification, amendment, or termination without stockholder approval. No amendment, alteration, suspension, or termination of the Director Plan shall impair the rights of any participant, unless mutually agreed in writing.  Unless earlier terminated by the Board, the Plan will terminate five years after the date it was approved by our stockholders.

Federal Income Tax Consequences

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations, and policies affecting the Company and recipients of awards under the Director Plan. Any descriptions of the provisions of any law, regulation, or policy are qualified in their entirety by reference to the particular law, regulation, or policy. Any change in applicable law or regulation or the policies of various taxing authorities may have a significant effect on this summary.

A participant who receives restricted stock awards under the Director Plan will not recognize taxable income for federal income tax purposes when the restricted stock award is granted. Once the award is vested and the shares are distributed, the participant will generally be required to include in ordinary income for the taxable year in which the vesting date occurs an amount equal to the fair market value of the shares on the vesting date. We will generally be allowed to claim a deduction for compensation expense in a like amount.

The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards under the Director Plan. State and local tax consequences may also be significant.

Awards Under the 2010 Non-Employee Stock Plan

As of April 20, 2015, we have granted 219,160 shares of Common Stock and 30,840 shares remain available for future awards under the Plan, or approximately 12.3% of the 250,000 total shares reserved.  The table below sets forth the number of awards granted through April 20, 2015, under the Plan to all current non-employee directors:

Number of
Shares
Director Name	Awarded
Barnum, Gregory	37,850
Capps, Christopher	30,933
Glick, Stephen	36,557
Kiphart, Richard	31,317
Tommy Pappas	22,054
Andreas Hildebrand	25,191
Peter Macdonald	24,621

Current Non-Employee Directors as a Group (total 7)	208,523

The Board of Directors has provided the above disclosure for informational purposes and is not requesting a vote on the Amendment to the 2010 Non-Employee Directors Stock Plan.

INFORMATION REGARDING THE

2015 EMPLOYEE STOCK PURCHASE PLAN

On April 24, 2015, the Lime Energy Co. 2015 Employee Stock Purchase Plan was approved by written consent of the stockholders of the Company necessary for such approval.  The Employee Stock Purchase Plan allows employees to purchase our common stock at a discount using payroll deductions and entitles employees in the United States to receive special tax treatment provided by the Internal Revenue Code of 1986, as amended (the “Code”).

The Employee Stock Purchase Plan provides for the issuance of up to 100,000 shares of common stock. A copy of the 2015 Employee Stock Purchase Plan is attached as Appendix C to this Proxy Statement. The description herein is a summary and not intended to be a complete description of the Employee Stock Purchase Plan. Please read the Employee Stock Purchase Plan for more detailed information.

Material Features of the ESPP

Stock Subject to the ESPP

The number of shares of Common Stock which may be purchased by employees under the ESPP is 100,000 shares.  Such shares of Common Stock may be newly issued shares or shares reacquired in private transactions or open market purchases.

Eligibility

All of our employees and employees of our affiliates who have been employed for at least six months and whose customary employment is at least 20 hours per week and at least five months per calendar year are eligible to participate in the ESPP, except for persons who are deemed under Section 423(b)(3) of the Code, to own 5% or more of our voting stock.  Our officers are eligible to participate in the ESPP, except that the Compensation Committee may provide in any offering period that certain highly compensated employees within the meaning of the Code are ineligible to participate.  As of April 20, 2015, approximately 153 persons would be eligible to participate in the ESPP.

Participation

The ESPP provides, for a series of two six-month offering periods commencing on July 1, 2015 and January 1, 2016.  The Compensation Committee may change the duration of the offering periods; provided, that such offering periods comply with the provisions of Section 423(b)(3) of the Code.  Employees may elect to become participants in the ESPP by enrolling during specified enrollment periods.  During each offering period, employees who enroll in the ESPP for the offering period are granted an option to purchase not more than 5,000 shares through the accumulation of payroll deductions of not more than 15% of each participant’s compensation (up to a maximum of $25,000 per calendar year, based on the fair market value of the shares determined as of the date the option to purchase such shares is granted).  The number of shares to be purchased will be determined by dividing the participant’s balance in the ESPP account on the last day of the offering period by the purchase price per share for the Common Stock.  The purchase price per share will be the lesser of 85% of the fair market value of the Common Stock on the last day of the offering period or 85% of the fair market value on the first day of the offering period.  If a fractional number of shares results, the number will be rounded down to the next whole number and the excess funds shall be carried forward to the next offering period.  Unless a participant withdraws from the ESPP, such participant’s option will be exercised automatically on the last day of the offering period.  No interest shall accrue on a participant’s contributions under the ESPP.

Withdrawal

An employee may withdraw all but not less than all the contributions credited to his or her account under the ESPP at any time at least 15 days prior to the last day of the offering period.  Upon termination of a participant’s continuous status as an employee prior to the last day of an offering period for any reason, including retirement or death, the contributions credited to such participant’s account will be returned to such participant or such participant’s beneficiary in the case of death.  In the event a participant fails to remain employed for at least 20 hours per week during an offering period, such participant will be deemed to have withdrawn and the contributions credited to such participant’s account shall be returned to such participant.  A participant’s withdrawal from any offering period will not by itself have any effect upon his or her eligibility to participate in a succeeding offering period.

Administration, Amendment, Termination

The Compensation Committee shall supervise and administer the ESPP.  It shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for administration of the ESPP and not inconsistent with the ESPP, to construe and interpret the ESPP and to make all other determinations necessary or advisable for the administration of the ESPP.  The Committee may at any time terminate or amend the ESPP, except that no such termination may affect options previously granted, nor may an amendment make any change in any option granted which adversely affects the rights of any participant.  In addition, to the extent necessary to comply with Section 423 of the Code or any other applicable law or regulation, we must obtain stockholder approval as required.

Term of ESPP

The ESPP became effective upon adoption by the Board and shall terminate one year thereafter, subject to stockholder approval within 12 months of adoption, unless earlier terminated as provided above.  No purchases of Common Stock pursuant to the ESPP shall occur prior to stockholder approval.

Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Committee shall be entitled to change the Offering Periods, change the Exercise Price with respect to future Offering Periods, change the maximum level of payroll deductions that may be elected under the Plan, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholdings in excess of the amount designated by a participant in order to adjust for delays or mistakes in our processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

Nontransferability

Neither contributions credited to a participant’s account nor any rights with respect to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way other than by will or the laws of descent and distribution.  A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant’s account under the ESPP in the event of such participant’s death subsequent to the end of an offering period but prior to the delivery of such participant’s shares of Common Stock and cash.  A participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account in the event of such participant’s death prior to the end of the offering period.

Adjustments upon Changes in Stock

Changes in Capitalization.  Subject to any required action by our stockholders, the maximum number of shares available for purchase each Offering Period, as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without our receipt of consideration; provided, however, that conversion of any of our convertible securities shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by us of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Committee.  The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation.  The Committee shall notify each participant in writing, at least ten business days prior to the New Exercise Date, that the Exercise Date for the participant’s Option has been changed to the New Exercise Date and that the participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in the ESPP.

Merger or Asset Sale.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or an Affiliate of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the option, any Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date’) and any Offering Period then in progress shall end on the New Exercise Date.  The New Exercise Date shall be before the date of the Company’s proposed sale or merger.  The Committee shall notify each participant in writing, at least ten business days prior to the New Exercise Date, that the Exercise Date for the participant’s Option has been changed to the New Exercise Date and that the participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in paragraph 8 of the ESPP.

Federal Income Tax Considerations

The following is a description of certain U.S. Federal income tax consequences of the issuance and exercise of options to purchase shares under the ESPP.  The options granted under the ESPP are intended to constitute qualified stock options in an “employee stock purchase plan” under Section 423 of the Code.  No taxable income is realized by a participant at the time options are granted to participants under the ESPP or at the time of purchase of shares pursuant to the ESPP.  Upon the death of a participant owning ESPP shares, or upon the disposition of shares two years or more after the date of the grant of the option to purchase such shares and at least one year after acquiring such shares (the “Required Holding Period”), the participant will recognize as ordinary compensation income an amount equal to the lesser of:

(i)                                     the excess of the fair market value of the shares on the date of disposition or death over the amount paid for such shares, or

(ii)                                  the excess of the fair market value of the shares at the time the option was granted over the option exercise price.

The participant will also recognize a long term capital gain or loss on such disposition of such shares equal to the difference between (x) the amount realized upon the sale of the shares and (y) the sum of the amount the participant paid for the shares plus the amount, if any, taxed to the participant as ordinary compensation income under clause (i) or (ii) above.

We will not be entitled to a deduction corresponding to the participant’s compensation income in the case of shares satisfying the Required Holding Period.

Upon disposition of the shares prior to the satisfaction of the Required Holding Period, the participant generally will then recognize compensation income, and we will have a corresponding deduction, in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares.  The amount recognized as compensation income will be added to the basis of the shares for purposes of computing the participant’s capital gain at time of disposition.

The Board of Directors has provided the above disclosure for informational purposes and is not requesting a vote on the approval of the 2015 Employee Stock Purchase Plan

MISCELLANEOUS AND OTHER MATTERS

Stockholder Communications with the Board of Directors

Our Annual Meeting provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with directors on matters relevant to us.  In addition, stockholders may, at any time, communicate with any of our directors by sending a written communication to such director c/o our Corporate Secretary at Lime Energy Co., 16810 Kenton Drive, Suite 240, Huntersville, NC 28078.

All communications by stockholders or other interested parties addressed to the Board will be sent directly to Board members. While our Corporate Secretary may review, sort, and summarize these communications, all direct communications will be presented to the non-management directors unless there is instruction from them to “filter” such communications (and in such event, any communication that has been filtered out will be made available to any non-management director who wishes to review it).

Proposals of Stockholders for Next Year’s Meeting

Stockholders may present proper proposals for inclusion in the proxy statement for our next annual meeting of stockholders by submitting their proposals to us in a timely manner. In order to be included in the proxy statement for our next annual meeting, stockholder proposals must be received by us no later than January 1, 2016, and must otherwise comply with the requirements of the applicable SEC rules. Notice of intention to present proposals at next year’s annual meeting must be addressed to Corporate Secretary, Lime Energy Co., 16810 Kenton Drive, Suite 240, Huntersville, NC 28078. Any Stockholder proposal to be considered at our 2016 Annual Meeting of Stockholders, but not included in the proxy materials, must be submitted to our Corporate Secretary no earlier than February 19, 2016 and no later than March 20, 2016, or the persons appointed as proxies may exercise their discretionary voting authority with respect to that proposal. The persons appointed as proxies may also exercise their discretionary voting authority with respect to stockholder proposals submitted prior to March 20, 2016, unless the proponent otherwise complies with the requirements of the Commission’s Rule 14a-4 or Rule 14a-8.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours at our principal executive offices by contacting the Corporate Secretary. The list will also be available for examination at the Annual Meeting.

Other Business

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this proxy statement and our enclosed Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Incorporation by Reference

The Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate such information by reference.

Financial Statements and Additional Information

We have enclosed a copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2014, which includes our Annual Report on Form 10-K for such period that we filed with the SEC. Upon the written request of any person who is a stockholder as of the record date, we will provide copies of the exhibits to the Form 10-K upon payment of a reasonable fee which shall not exceed our reasonable expenses in providing the exhibits. You should direct requests for these materials to Lime Energy Co., 16810 Kenton Drive, Suite 240, Huntersville, NC 28078, Attention: Chief Financial Officer.

BY ORDER OF THE BOARD OF DIRECTORS,
Richard P. Kiphart
Chairman of the Board of Directors

Huntersville, North Carolina
April 30, 2015

YOU ARE REQUESTED TO COMPLETE,

DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

Appendix A

THIRD AMENDMENT TO THE

LIME ENERGY CO.

2010 NON-EMPLOYEE DIRECTORS STOCK PLAN

The paragraph 3.1 of the Lime Energy Co. 2010 Non-Employee Directors Stock Plan (the “2010 Plan”) is hereby amended and restated in its entirety as follows to increase the number of shares authorized for use under the 2010 Plan:

“3.1                         Shares Available.  The stock to be offered under the Plan shall be shares of Common Stock, which may be unissued Common Stock or treasury Common Stock.  The aggregate number of shares of Common Stock subject to Awards under the Plan shall not exceed 500,000 shares, subject to the adjustments provided in Section 7.”

All unaffected terms of the 2010 Plan shall continue in effect.

IN WITNESS WHEREOF, Lime Energy Co. has caused this Third Amendment to the Lime Energy Co. 2010 Non-Employee Directors Stock Plan to be executed by its officer effective as of April 24, 2015.

LIME ENERGY CO.

By:	/s/ Mary Colleen Brennan
Name:	Mary Colleen Brennan
Title:	Chief Financial Officer & Treasurer

Appendix B

LIME ENERGY CO.

2010 NON-EMPLOYEE DIRECTORS STOCK PLAN

SECTION 1.  Purpose

The purpose of this 2010 Non-Employee Director Stock Plan is to promote the interest of Lime Energy Co., its Subsidiaries and stockholders, by allowing the Corporation to attract and retain highly qualified non-employee directors by permitting them to obtain or increase their proprietary interest in the Corporation and align the directors’ interest with that of the Corporation’s stockholders.

SECTION 2.  Definitions and Construction

2.1           Definitions.  As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such terms shall apply equally to both the singular and plural forms of the terms defined):

(a)           “Award” means any Restricted Stock awarded under the Plan.

(b)           “Award Agreement” means the agreement, certificate or other instrument evidencing the grant of any Award under the Plan.

(c)           “Board” means the Board of Directors of the Corporation.

(d)           “Cause” means a felony conviction of a Non-Employee Director or the failure of a Non-Employee Director to contest prosecution for a felony, or a Non-Employee Director’s willful misconduct or dishonesty, any of which is determined by the Board to be directly and materially harmful to the business or reputation of the Corporation or its subsidiaries.

(e)           “Change in Control” means a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as in effect at the time of such “change in control”, provided that such a change in control shall be deemed to have occurred at such time as (i) any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 50% or more of the combined voting power for election of directors of the then outstanding securities of The Corporation or any successor of The Corporation, other than a person that is such a beneficial owner as of the date of the adoption of this plan or a successor thereto; (ii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) there is a consummation of any reorganization, merger, consolidation or share exchange as a result of which the common stock of The Corporation shall be changed, converted or exchanged into or for securities of another corporation (other than a merger with a wholly-owned subsidiary of The Corporation) or any dissolution or liquidation of The Corporation or any sale or the disposition of 50% or more of the assets or business of The Corporation; or (iv) there is a consummation of any reorganization, merger, consolidation or share exchange unless (A) the persons who were the beneficial owners of the outstanding shares of the common stock of The Corporation immediately before the consummation of such transaction beneficially own more than 65% of the outstanding shares of the common stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction and (B) the number of shares of the common stock of such successor or survivor corporation beneficially owned by the persons described in Section 2.1(iv)(A) immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of The Corporation common stock immediately before the consummation of such transaction, provided (C) the percentage described in Section 2.1(iv)(A) of the beneficially owned shares of the successor or survivor corporation and the number described in Section 2.1(iv)(B) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of common stock of The Corporation by the persons described in Section 2.1(iv)(A) immediately before the consummation of such transaction.

(f)            “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(g)           “Common Stock” means common shares, par value $.0001, of the Corporation.

(h)           “Committee” means the compensation committee of the Board or another committee appointed by the Board, provided that all members of the Committee must be Non-Employee Directors as defined in Section 2.1(n) of this Plan, and must also be “non-employee directors” as such term is defined in Rule 16b-3(b)(3)(i) under the Exchange Act.

(i)            “Corporation” means Lime Energy Co., a Delaware corporation.

(j)            “Disability” means permanent and total disability as determined under procedures established by the Board for purposes of the Plan.

(k)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(l)            “Fair Market Value” means as of any given date the closing price of the Common Stock as reported by the Nasdaq Stock Market.  In the event that there are no such Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were stock transactions.  If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Board in good faith.

(m)          “Grantee” means a Non-Employee Director who has been granted anAward, or the personal representative, heir or legatee of the Grantee who has rights to the Restricted Stock.

(n)           “Non-Employee Director” means a member of the Board who is not an employee of the Corporation or any Subsidiary of the Corporation.

(o)           “ “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a “Group” as defined in Section 13(d).

(p)           “Plan” means this 2010 Non-Employee Directors Stock Plan, as the same may be amended from time to time.

(q)           “Restriction Period” means the period during which shares of Restricted Stock are subject to forfeiture or restrictions on transfer (if applicable) as described in Section 7 of the Plan and any applicable Award Agreement.

(r)            “Restricted Stock” means Common Stock awarded to a Grantee pursuant to the Plan which is subject to forfeiture and restrictions on transferability in accordance with Section 7 of the Plan.

(s)            “Retirement” means retirement from the Board on or after age 70 or with the consent of the Board.

(t)            “Subsidiary” means, with respect to any company, any corporation or other Person of which a majority of its voting power, equity securities or equity interest is owned directly or indirectly by such company.

2.2          Gender and Number.  Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

2.3          Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

SECTION 3.  Shares Subject To The Plan

3.1          Shares Available.  The stock to be offered under the Plan shall be shares of Common Stock, which may be unissued Common Stock or treasury Common Stock.  The aggregate number of shares of Common Stock subject to Awards under the Plan shall not exceed 250,000 shares, subject to the adjustments provided in Section 7.

3.2          Canceled, Terminated or Forfeited Awards.  Any shares of Common Stock subject to any portion of an Award which, in any such case and for any reason, expires, or is canceled, terminated or otherwise forfeited, shall again be available for distribution in connection with Awards under the Plan.

SECTION 4.  Administration

4.1          General.  The Plan shall be administered by the Board.  Subject to the express provisions of the Plan, the Board shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the Awards and Agreements (which shall comply with and be subject to the terms and conditions of the Plan) and to make all other determinations necessary or advisable for the administration of the Plan.  The Board’s determination of the matters referred to in this Section 4.1 shall be conclusive.

4.2          Section 16 Compliance.  It is the intention of the Corporation that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder.  If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16(b) of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

SECTION 5.  Eligibility and Grants of Stock Option and/or Restricted Stock Awards

Subject to the terms of the Plan, the Board or the Committee shall determine the amount of, and terms of, stock options and restricted stock awards to eligible Non-Employee Directors.

SECTION 6.  Restricted Stock Terms

6.1          Awards and Certificates.

(a)           Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates.  Any certificate issued in respect of Restricted Stock shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Lime Energy Co. 2010 Non-Employee Directors Stock Plan and an Award Agreement.  Copies of such Plan and Agreement are on file at the offices of First Financial Bancorp.”

(b)           The Committee may require that the certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(c)           Upon the end of the Restriction Period and provided that the Restricted Stock has not been forfeited, the Corporation shall, upon the Grantee’s request or upon its own initiative, issue or have issued new certificates without the legend described in Section 6.1(a), in exchange for those certificates previously issued.

7.2          Terms and Conditions.  Restricted Stock shall be subject to the following terms and conditions.

(a)           Except as otherwise provided in Sections 6.2(d), 6.2(e), and 6.2(f), or as provided by the Committee (subject to the terms of the Plan), all restrictions on Restricted Stock granted pursuant to an Award shall end (and the Restricted Stock shall thereupon become vested) only as follows: one-half of the Award shall vest as of the date of the Award and one-half on the first anniversaries of the date of the Award, provided the grantee remains a director of the Corporation as of the date on which vesting occurs.

(b)           Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 6.2(g), and until the expiration of the Restriction Period, the Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock.

(c)           Except as provided in Sections 6.2(b) and this 6.2(c) and the Award Agreement, the Grantee shall have, with respect to the Restricted Stock, all of the rights of a stockholder of the Corporation holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and, if granted by the Committee, the right to receive any cash dividends.  If so determined by the Committee in the applicable Award Agreement and provided that sufficient shares are available under Section 3 of the Plan for such reinvestment, dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock.

(d)           Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 6.2(a), 6.2(f) and 6.2(g), if a Grantee ceases to be a director of the Corporation for any reason other than death, Disability, or Retirement, all unvested Restricted Stock shall be forfeited as of the date the Grantee ceases to be a director.

(e)           In the event of a Grantee’s death, Disability or Retirement while a director of the Corporation, all unvested Restricted Stock shall become fully vested and all restrictions shall end as of the date of such death, Disability or Retirement.

(f)            Notwithstanding Section 6.2(d), if a Grantee ceases to be a director of the Corporation at or within twelve months after a Change in Control other than by reason of death, Disability or Retirement, any unvested Restricted Stock held by such Grantee shall become fully vested and all restrictions shall lapse as of the date the Grantee ceases to be a director.

(g)           Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

SECTION 7.  Adjustments Upon Change In Capitalization

Notwithstanding the limitations set forth in Section 3, in the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures or other change in corporate structure of the Corporation affecting the Common Stock, the Board shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Restricted Stock Awards, and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

SECTION 8.  Termination and Amendment

8.1          Termination. No Restricted Stock shall be granted under this Plan on or after the earlier of

(a)                                 the fifth anniversary of the date the stockholders of the Corporation approve the adoption of this Plan, in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options (and any related surrender rights) have been exercised in full or no longer are exercisable and all Restricted Stock grants under this

Plan have been forfeited or the forfeiture conditions on the related Stock or cash payments have been satisfied in full, or

(b)           the date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the satisfaction of the forfeiture conditions on Restricted Stock) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date

8.2          Amendment.  The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would: (i) impair the rights under an Award or Award Agreement theretofore granted without the recipient’s consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or to cause the Plan to comply with Code section 409A, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3.  In addition, no such amendment shall be made without the approval of the Corporation’s stockholders to the extent such approval is required by law or agreement.

SECTION 9. Withholding

Upon the vesting of Restricted Stock under an Award, the Corporation shall have the right to retain or sell without notice sufficient Common Stock to cover the amount of any federal income tax required to be withheld with respect to such Common Stock being issued or vested, remitting any balance to the Grantee; provided, however, that the Optionee or Grantee shall have the right to provide the Corporation with the funds to enable it to pay such tax.

SECTION 10.  No Right to Re-Election

Nothing in the Plan or in any Award granted pursuant to the Plan or any action taken under the Plan shall confer on any individual any right to continue as a director of the Corporation or to be renominated by the Board or re-elected by the stockholders of the Corporation.

SECTION 11.  Effective Date of the Plan

This Plan shall become effective on the date the stockholders of the Corporation (acting at a duly called meeting of such stockholders) approve the adoption of the Plan.

SECTION 12.  Governing Law

The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of Delaware without regard to its conflict of laws rules.

SECTION 13.  Invalid Provisions

In the event any provisions of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

SECTION 14.  Code Section 409A Compliance

The Corporation intends to operate the Plan in good faith compliance with the provisions of Section 409A of the Code.

SECTION 15.  Successors

All obligations of the Corporation under the Plan with respect to Options or Restricted Stock granted hereunder shall be binding on any successor of the Corporation, whither the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Corporation.

Appendix C

LIME ENERGY CO.

2015 EMPLOYEE STOCK PURCHASE PLAN

The following constitutes the provisions of the 2015 Employee Stock Purchase Plan of Lime Energy Co., as established effective June 18, 2015.

PURPOSE.

The purpose of the Plan is to provide employees of the Company and its Affiliates with an opportunity to purchase Common Stock of the Company. It is the intention of the Company that the Options granted under the Plan be considered options issued under an “Employee Stock Purchase Plan” as that term is defined under Section 423(b) of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

DEFINITIONS.

“AFFILIATE” as used in the Plan means any parent corporation or subsidiary corporation of the Company (or of any successor corporation), as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

“CODE” shall mean the Internal Revenue Code of 1986, as amended.

“COMMITTEE” shall mean the Compensation Committee of the Board of Directors of the Company or, if the Board of Directors of the Company so determines, either the Board of Directors of the Company or any other committee of the Board of Directors named by the Board of Directors to administer the Plan.

“COMMON STOCK” shall mean the Common Stock, $0.0001 par value, of the Company.

“COMPANY” shall mean Lime Energy Co., a Delaware corporation.

“COMPENSATION” shall mean all compensation that is taxable income for federal income tax purposes, including, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

“CONTINUOUS STATUS AS AN EMPLOYEE” shall mean the absence of any interruption or termination of service as an employee of the Company or any Affiliate. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or any Affiliate, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

“CONTRIBUTIONS” shall mean all amounts credited to the account of a participant pursuant to the Plan.

“ENROLLMENT FORM” shall mean the enrollment form described in paragraph 5(a).

“EXERCISE DATE” shall mean the last day of each Offering Period of the Plan.

“FIRST OFFERING DATE” shall mean the first business day of the initial Offering Period under the Plan.

“DATE” shall mean the first business day of an Offering Period under the Plan.

“OFFERING PERIOD” shall mean any of the six-month periods commencing on July 1, 2015 and January 1, 2016 (or such other periods as may be determined by the Board which shall comply with Section 423(b)(7) of the Code); provided that the initial offering period shall commence on July 1, 2015.

“OPTION” shall mean an option granted under paragraph 6 of the Plan.

“PLAN” shall mean this Lime Energy Co. 2015 Employee Stock Purchase Plan, as in effect from time to time.

ELIGIBILITY.

Options may be granted only to employees of the Company or any Affiliate. An employee of the Company or any Affiliate shall be eligible to participate in the Plan upon commencement of employment with the Company; provided, that no employee of the Company or any Affiliate shall be eligible to be granted an Option under the Plan, unless, on the Offering Date of such Offering Period, such employee’s customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

No employee shall be eligible for the grant of an Option under the Plan if, immediately after any such grant, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 3(b), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

An eligible employee may be granted an Option under the Plan only to the extent that such Option, together with any other options granted under “employee stock purchase plans” of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such Options are granted) for each calendar year in which such Options are outstanding at any time. Any Option granted under the Plan shall be deemed to be modified, in reverse chronological order (newest first), to the extent necessary to satisfy this paragraph 3(c).

Officers of the Company shall be eligible to participate in the Plan; provided, however, that the Committee may provide in advance that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate for any one or more Offering Period(s).

OFFERING PERIODS.

The Plan shall be implemented in a series of two Offering Periods, with a new Offering Period commencing on July 1, 2015 and January 1, 2016 (or such other periods as may be determined by the Committee which shall comply with Section 423(b)(7) of the Code); provided that the initial Offering Period shall commence on July 1, 2015.  The Committee shall have the power to change the commencement date and duration of any Offering Period with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period affected thereby.  The Plan shall continue until terminated in accordance with paragraph 17 or paragraph 21 hereof. In addition, employees shall not be entitled to enroll in the Plan or exercise any Options granted under the Plan during any period in which, and to the extent that, the Company has restricted the purchase or sale of its securities by its employees.

PARTICIPATION; CONTRIBUTIONS.

An eligible employee may become a participant in the Plan by completing an enrollment form (“Enrollment Form”) provided by the Company (which may be a form maintained by the Company on an internet website) and submitting it to the Company in any manner designated by the Committee at least five (5) business days prior to the applicable Offering Date, unless a later time for submitting the Enrollment Form is set by the Committee for all eligible employees with respect to a given Offering Period.  The Enrollment Form shall set forth the percentage or dollar amount of the participant’s Compensation (but not more than 15%) to be paid as Contributions pursuant to the Plan.  Once an employee becomes a participant for an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of that current Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in that current Offering Period as set forth in paragraph 8 below.  Such participant is not required to submit any additional Enrollment Forms in order to continue participation in this Plan unless the participant wishes to change his or her Contribution level for that next Offering Period.

Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the Enrollment Form is applicable, unless sooner terminated by the participant as provided in paragraph 8.  All payroll deductions made by a participant shall be credited to such participant in an account under the Plan.  A participant may not make additional, non-payroll-deduction payments into such account.

A participant may discontinue his or her participation in the Plan as provided in paragraph 8, or may increase or decrease the rate of his or her payroll deduction Contributions during the Offering Period, by completing and filing with the Committee a new Enrollment Form authorizing such change or discontinuance of payroll deductions.  The Committee may, in its discretion, limit the number of participant rate changes permitted during any Officering Period.  The change in rate shall be effective with the first full payroll period following five (5) business days after the Committee’s receipt of the new Enrollment Form.

Notwithstanding the foregoing, a participant’s payroll deductions may be temporarily suspended by the participant (by filing a new election to decrease his or her Contribution rate to 0%) at any time during any Offering Period, and a participant’s payroll deduction Contributions shall be suspended at such time (during any Offering Period which is scheduled to end during the current calendar year) as the aggregate of all payroll deductions accumulated for the participant with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $25,000.  Suspended payroll deductions shall recommence (at the last rate provided in such participant’s Enrollment Form effective before the suspension) as of the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant’s withdrawal as provided in paragraph 8.

GRANT OF OPTION.

On the Offering Date of each Offering Period, each eligible employee participating in such Offering Period shall be granted an Option to purchase on the Exercise Date of such Offering Period a number of shares of Common Stock determined by dividing such employee’s Contributions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by 85% of the lesser of (i) the fair market value of a share of the Common Stock on such Offering Date or (ii) the fair market value of a share of the Common Stock on the Exercise Date; provided however, that such purchase shall be subject to the limitations set forth in paragraphs 3(b), 3(c), 3(d) and 10 hereof. The fair market value of a share of the Common Stock shall be determined as provided in paragraph 6(b) below.  An Option will expire upon the earliest to occur of (i) the termination of a participant’s Continuous Status as an Employee as provided in paragraph 8 below or such Offering Period; or (ii) the beginning of a subsequent Offering Period in which such participant is participating; or (iii) the termination of the Offering Period.

The fair market value of the Common Stock on a given date shall, unless otherwise required by any applicable provision of the Code or the regulations issued thereunder, be determined by the Committee in its discretion; provided that (i) if the Common Stock is listed on a national securities exchange in the United States (such as the Nasdaq Capital Market), the fair market value per share shall be the closing sales price on such date as reported on the principal national securities exchange in the United States on which the Common Stock is traded; or (ii) if not listed on an exchange but publicly traded, the average of the closing bid and asked prices on the date of determination as in The Wall Street Journal; or (iii) if none of the foregoing is applicable, the fair market value per share shall be determined in good faith by the Committee in its discretion.

EXERCISE OF OPTION.

Unless a participant withdraws from the Plan as provided in paragraph 8, such participant’s Option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date of the Offering Period and the maximum number of full shares of Common Stock subject to the Option will be purchased for such participant at the applicable purchase price with the accumulated Contributions in such participant’s account. If a fractional number of shares of Common Stock results, then such number shall be rounded down to the next whole number and the excess Contributions shall be carried forward to the next Exercise Date, unless such participant withdraws the Contributions pursuant to paragraph 8(a) or is no longer eligible to participate in the Plan, in which case such amount shall be distributed to the participant without interest.  During a participant’s lifetime, a participant’s Option to purchase shares hereunder is exercisable only by such participant.

Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares of Common Stock pursuant thereto shall comply with all applicable conditions of the Plan and all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law or, in the discretion of the Committee, such a representation is desired.

WITHDRAWAL; TERMINATION OF EMPLOYMENT.

A participant may withdraw all (and not less than all) the Contributions then credited to his or her account under the Plan at any time at least 15 days prior to the Exercise Date of an Offering Period by written notice delivered to the Company either in physical or electronic form. All of the participant’s Contributions credited to such participant’s account will be paid to such participant promptly after receipt of such participant’s notice of withdrawal and such participant’s Option for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of shares of Common Stock will be made by or on behalf of the participant for that Offering Period.

Upon termination of a participant’s Continuous Status as an Employee prior to the Exercise Date of an Offering Period for any reason, including retirement or death, the Contributions credited to such participant’s account for such Offering Period will be returned to the participant or, in the case of his or her death, to the person or persons entitled thereto under paragraph 12, and his or her Option will be automatically terminated.

In the event an employee fails to remain in Continuous Status as an Employee of the Company for at least 20 hours per week during the Offering Period in which the employee is a participant, such participant will be deemed to have elected to withdraw from the Plan and the Contributions credited to such participant’s account will be returned to such participant and the Option terminated.

A participant’s withdrawal from an Offering Period will not by itself have any effect upon his or her eligibility to participate in any succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company, but, unlike in the case of a suspension of Contributions, a participant’s withdrawal will not trigger automatic recommencement rights under paragraph 5(d) above for participation in the next Offering Period.

INTEREST.

No interest shall accrue in favor of the participant any the Contributions made by or on behalf of such participant under the Plan.

STOCK.

The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 100,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 16. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases, but all shares sold under the Plan regardless of source shall be counted against the 100,000 share limitation.  Notwithstanding the foregoing, subject to adjustment as set forth in paragraph 16, the maximum number of shares that may be purchased by any employee of the Company in a given Offering Period shall be five thousand (5,000) shares of Common Stock.  If the total number of shares of Common Stock which would otherwise be subject to Options granted pursuant to paragraph 6(a) hereof on the Offering Date of an Offering Period exceeds the number of shares of Common Stock then available under the Plan (after deduction of all shares of Common Stock for which Options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares of Common Stock remaining available for Option grants in as uniform a manner as shall be reasonably practicable and as it shall determine to be equitable. Any amounts remaining in an employee’s account not applied to the purchase of Common Stock pursuant to this paragraph 10 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares of Common Stock subject to the Option to each employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

ADMINISTRATION.

The Committee shall supervise and administer the Plan and shall have full power to adopt, Committee amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

DESIGNATION OF BENEFICIARY.

A participant may file a written designation of a beneficiary (or beneficiaries, with respective shares designated unless equal per capita allocation among them is intended) who is to receive any shares of Common Stock and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of the Offering Period but prior to delivery of such participant’s shares of Common Stock and cash. In addition, a participant may file a written designation of a beneficiary (or beneficiaries) who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Exercise Date of the Offering Period.  If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Committee shall direct delivery of such shares of Common Stock and/or cash to the executor or administrator of the estate of the participant or, if no such executor or administrator has been appointed (to the knowledge of the Committee), the Committee, in its discretion, may direct delivery of such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant or, if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.

TRANSFERABILITY.

Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will, the laws of descent and distribution or as provided in paragraph 12 hereof by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Committee may treat such act as an election to withdraw Contributions in accordance with paragraph 8.

USE OF FUNDS.

All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

REPORTS.

Individual accounts will be maintained for each participant in the Plan.  Periodic statements of account will be given to participants, (typically as of the close of the Offering Period), including the per share purchase price, the number of shares purchased and the remaining account balance, if any.

ADJUSTMENTS UPON CHANGES IN STOCK.

Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the maximum number of shares available for purchase each Offering Period, as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”.  Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Committee.  The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation.  The Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s Option has been changed to the New Exercise Date and that the participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in paragraph 8 hereof.

Merger or Asset Sale.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or an Affiliate of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the option, any Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date’) and any Offering Period then in progress shall end on the New Exercise Date.  The New Exercise Date shall be before the date of the Company’s proposed sale or merger.  The Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s Option has been changed to the New Exercise Date and that the participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in paragraph 8 hereof.

AMENDMENT OR TERMINATION.

The Committee may at any time terminate or amend the Plan. Except as provided in paragraph 16, no such termination may affect Options previously granted, nor may any amendment make any change in any Option therefore granted which adversely affects the rights of any participant.  In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Committee shall be entitled to change the Offering Periods, change the Exercise Price with respect to future Offering Periods, change the maximum level of payroll deductions that may be elected under the Plan, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholdings in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

NOTICES.

All notices or other communications by a participant to the Committee under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

RIGHT TO TERMINATE EMPLOYMENT.

Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or any Affiliate, or affect any right which the Company or any Affiliate may have to terminate the employment of such participant.

RIGHTS AS A STOCKHOLDER.

Neither the granting of an Option nor a deduction from payroll shall constitute a participant the owner of shares covered by an Option. No participant shall have any right as a stockholder of Common Stock acquired with respect to an Offering Period unless and until the Option has been exercised, and the shares of Common Stock underlying the Option have been registered to the participant in the Company’s share register.

TERM OF PLAN.

After this Plan is adopted by the Board, this Plan will become effective on the date that is the First Offering Date. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Committee pursuant to paragraph 17, (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan or (c) the first anniversary of the effective date of the Plan.

APPLICABLE LAW.

This Plan shall be governed in accordance with the laws of Delaware.

Appendix D

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Please date this Proxy and sign it exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. LIME ENERGY CO. M93319-P66873 LIME ENERGY CO. ATTN: COLLEEN BRENNAN 16810 KENTON DRIVE, SUITE 240 HUNTERSVILLE, NC 28078 For address changes and/or comments, please check this box and write them on the back where indicated. Authorized Signatures: This section must be completed for your vote to be counted. ! ! ! NOTE: Such other business may properly come before the meeting or any adjournment or postponement thereof. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ! ! ! for All Withhold All for All Except ! for Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors unanimously recommends that you vote for all nominees listed in Proposal 1 and for Proposal 2. Nominees: 01) Gregory T. Barnum 02) Christopher W. Capps 03) Richard P. Kiphart 04) C. Adam Procell 05) Tommy Pappas 1. Election of Directors 2. Ratification of the appointment of BDO USA, LLP as independent auditors for fiscal 2015.

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) LIME ENERGY CO. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2015 THIS PROXY IS SOLICITED ON BEHALf Of THE BOARD Of DIRECTORS The undersigned stockholder(s) hereby revoke(s) all prior proxies and appoint(s) Anne Berg and Richard Heidrich and each of them, with full power of substitution, as attorneys and proxies for, and in the name and place of, the undersigned, and hereby authorize(s) each of them to represent and to vote all of the shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Lime Energy Co. to be held at the Chicago Club, 81 E. Van Buren Street, Chicago, Illinois at 9:00 a.m., local time, on Thursday, June 18, 2015, and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged. SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Shareholder Letter are available at www.proxyvote.com. Continued and to be signed on reverse side M93320-P66873